VANGUARD(R) CALIFORNIA
TAX-EXEMPT FUNDS

May 31, 2000

semiannual

Vanguard California
 Tax-Exempt
 Money Market Fund

Vanguard California Insured
 Intermediate-Term
 Tax-Exempt Fund

Vanguard California
 Insured Long-Term
 Tax-Exempt Fund

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[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs. Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns-many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks-has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs-even at low commission rates-and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
     o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
     o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
     o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
     o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

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CONTENTS
REPORT FROM THE CHAIRMAN ............ 1  PERFORMANCE SUMMARIES ............... 9
THE MARKETS IN PERSPECTIVE .......... 5  FUND PROFILES .......................11
REPORT FROM THE ADVISER ............. 7  FINANCIAL STATEMENTS ................15
--------------------------------------------------------------------------------

  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes.

  "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates
                                  Incorporated.

REPORT FROM THE CHAIRMAN
[PHOTO JOHN J. BRENNAN]
John J. Brennan

Interest rates for most municipal bonds ratcheted higher during the six months ended May 31, 2000-the first half of Vanguard California Tax-Exempt Funds' fiscal year-and bond prices generally declined. In this environment, municipal bonds earned positive total returns, as price declines were not enough to offset the interest income earned during the period.
     For the half-year, our Insured Long-Term Tax-Exempt Fund earned a total return (capital change plus reinvested dividends) of 2.0%, the Insured Intermediate-Term Tax-Exempt Fund returned 1.4%, and our Tax-Exempt Money Market Fund earned 1.6%. As you can see in the adjacent table, the return of each of our funds topped that of its average peer.

---------------------------------------------
                               TOTAL RETURNS
                             SIX MONTHS ENDED
                               MAY 31, 2000
---------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
  MONEY MARKET FUND                   1.6%
  (SEC 7-Day Annualized Yield: 3.64%)
Average California Tax-Exempt
  Money Market Fund*                  1.4
---------------------------------------------
VANGUARD CALIFORNIA INSURED
  INTERMEDIATE-TERM TAX-EXEMPT FUND   1.4%
Average California Intermediate
  Municipal Debt Fund*                1.1
---------------------------------------------
VANGUARD CALIFORNIA INSURED LONG-TERM
  TAX-EXEMPT FUND                     2.0%
Average California Insured
  Municipal Debt Fund*                1.3
---------------------------------------------
*Derived from data provided by Lipper Inc.

     The total return of the Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $10.81 per share on November 30, 1999, to $10.74 per share on May 31, 2000, and is adjusted for dividends totaling $0.288 per share paid from net investment income. The total return of the Insured Intermediate-Term Tax-Exempt Fund is based on a decrease in net asset value from $10.50 per share on November 30, 1999, to $10.40 per share on May 31, 2000, and is adjusted for dividends totaling $0.247 per share paid from net investment income. The Tax-Exempt Money Market Fund's net asset value remained at $1.00 per share, as was expected but not guaranteed.
     For California residents, income earned by our funds is exempt from federal and California income taxes, but may be subject to local taxes and to the alternative minimum tax.
     On May 31, the Insured Long-Term Fund's yield stood at 5.47%, up from 5.14% at the end of November 1999; the Insured Intermediate-Term Fund's yield was 5.03%, up from 4.66%; the Money Market Fund's yield was 3.64%, up from 3.25%. For taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yields were about 9.1% for the Insured Long-Term Fund, about 8.3% for the Insured Intermediate-Term Fund, and about 6.0% for the Money Market Fund.

THE PERIOD IN REVIEW
The U.S. economy expanded impressively during the six months ended May 31, but the terrific pace of economic growth stoked fears of higher inflation-and, thus, higher interest rates. These fears put pressure on the prices of both stocks and bonds, making it a volatile six months for stocks, particularly for technology shares, and a generally lackluster half-year for bonds.

The Federal Reserve Board continued its campaign to head off inflation by hiking its target for short-term interest rates by a full percentage point during the half-year. The yield of the 10-year U.S. Treasury note rose only slightly, to 6.27% on May 31 from 6.19% six months earlier, and the yield of 3-month Treasury bills rose by 32 basis points (0.32 percentage point) to close the period at 5.62%. However, the yield of the benchmark 30-year Treasury bond fell from 6.29% on November 30, 1999, to 6.01% on May 31, 2000. This decline resulted from the decreasing supply of long-term Treasury debt-a development that drove prices higher and yields lower for the longest-term Treasuries.
     Yields of high-grade, long-term municipal bonds ended the half-year at 5.91%, up a tiny bit from 5.87% when the period began. Yields on top-grade (MIG-1) 3-month notes rose 35 basis points to 4.15% on May 31.
     Relative to U.S. Treasury bonds, longer-term municipal bonds are extremely attractive, particularly for investors in higher income tax brackets. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 98% of the yield of the 30-year U.S. Treasury bond, whose interest is subject to federal income tax. The spread between long-term Treasury bonds and munis was unusually thin because of the heavy demand for-and, thus, lower yields of-long-term Treasuries. For securities with maturities of 10 years, the yield of municipal bonds was equal to about 85% of the yield of Treasuries, a proportion in line with the long-term historical rate.
     The U.S. stock market advanced during the six months, though as the period progressed investors' favor shifted toward value-oriented stocks and away from growth shares. The Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market, gained 2.4% for the half-year. Among large-capitalization stocks, the returns of value stocks outpaced those of growth-oriented shares by nearly 2 percentage points (3.6% for the Standard & Poor's 500/BARRA Value Index; 1.9% for the S&P 500/BARRA Growth Index). The split was especially evident from March through May, when large value stocks gained 10.0% and large growth stocks slipped -0.4%

PERFORMANCE OVERVIEW
Vanguard California Tax-Exempt Money Market Fund earned 1.6% for the six months, just ahead of the 1.4% return of our average peer. Our margin over our average competitor can be attributed to our much lower expenses, which give us a significant and sustainable advantage over funds that invest in similar securities.
     Our Insured Intermediate-Term Tax-Exempt Fund's six-month return of 1.4% outpaced the 1.1% return of its average peer and was more than twice the 0.6% return of its unmanaged benchmark, the Lehman Brothers 7 Year Municipal Bond Index, which exists outside the real world of operating expenses and transactions. The 2.0% total return earned by the Insured Long-Term Tax-Exempt Fund during the half-year exceeded the 1.3% return achieved by our average peer and the 1.0% earned by the Lehman Municipal Bond Index, which has a slightly longer average maturity than Lehman's 7 year index.
     Of course, a six-month return tells only part of the story of a bond fund's performance. It's important to note that semiannual returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates-rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. During the 12 months ended May 31, 2000, our Insured Long-Term Tax-Exempt Fund recorded a negative total return of -0.8%, consisting of an income return of 5.1% and a price decline of -5.9%.

The Insured Intermediate-Term Tax-Exempt Fund earned a 12-month return of 1.0%, consisting of an income return of 4.6% and a price decline of -3.6%
     Also, keep in mind that rising interest rates, which cause bond prices to fall, are not entirely bad news for fixed income investors. Money market yields and returns quickly adjust higher. And for long-term bonds, a rise in interest rates causes an immediate price decline, but the long-term effect can be beneficial because there is more income to reinvest at higher yields. Conversely, when interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.
     Though bond prices can swing dramatically, over the long run it is interest income that accounts for virtually all of a bond fund's total return. As such, municipal bonds that now offer an after-tax yield of about 5.5% can provide a solid long-term return, particularly if inflation remains at relatively low levels.
     A key ingredient in our success is our significant cost advantage over similar funds. Our funds have annualized expense ratios (expenses as a percentage of average net assets) of less than 0.20%, compared with the 1.19% charged by the average long-term California tax-exempt fund, the 0.74% charged by the average intermediate-term California tax-exempt fund, and the 0.60% charged by the average California tax-exempt money market fund. For our shareholders, the benefits of low costs are twofold. Our cost advantage provides us with a head start in our quest to outperform our competitors. Lower costs also allow our investment adviser, Vanguard Fixed Income Group, to select bonds with higher credit quality than those chosen by our peers, without a sacrifice in net yields.
     For the California Insured Long-Term and Insured Intermediate-Term Tax-Exempt Funds, our adviser invests primarily in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have more than made up the difference, allowing our funds to provide net returns that are fully competitive with those of lower-quality municipal bond portfolios.

IN SUMMARY
The argument for holding bonds as well as stocks in a balanced portfolio is an enduring one that is not based on past returns or projections of future returns. Fixed income investments add to a portfolio's diversification, and interest income is a valuable and durable component of total return that, when compounded over long periods, plays an important role in accumulating wealth. For California residents, the triple tax benefit of a California municipal bond fund can be especially valuable.
     History has taught us that investors who maintain balanced portfolios of well-diversified stock funds, bond funds, and money market funds generally find it easier to maintain equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance-and then to stick with those plans over the long haul.

/S/
John J. Brennan
Chairman and Chief Executive Officer

June 14, 2000

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IN MEMORY
--------------------------------------------------------------------------------
It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 2000

Strong crosscurrents pushed and tugged at financial markets during the six months ended May 31, 2000. Positive influences included very strong economic growth and rising corporate profits. Negative factors included tighter monetary policy, higher inflation, and concerns about stock valuations.
     Interest rates rose in most segments of the bond market, and bond prices slipped. Stock prices rose slightly, on balance, although wide day-to-day price swings were frequent.
     Uncertainty in both the bond and stock markets centered on the surprising performance of the U.S. economy, which grew at a torrid 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of
2000. With U.S. unemployment at around 4.0% of the workforce, the Federal Reserve Board continued to be concerned that inflation would worsen unless the economic expansion slowed. The Fed raised short-term interest rates by 0.25 percentage point in February and again in March, before boosting rates by 0.50 percentage point in mid-May. These boosts, following three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. By the end of May, some signs of slowing had emerged in the economy, although it was not certain that the Fed had finished applying the brakes.
--------------------------------------------------------------------------------
                                                          TOTAL  RETURNS
                                                    PERIODS ENDED MAY 31, 2000
                                                --------------------------------
                                                6 MONTHS      1 YEAR    5 YEARS*
--------------------------------------------------------------------------------
STOCKS
 S&P 500 Index                                      2.9%       10.5%       23.8%
 Russell 2000 Index                                 5.5         9.9        13.5
 Wilshire 5000 Index                                2.4        10.7        22.3
 MSCI EAFE Index                                    0.7        17.4        10.4
--------------------------------------------------------------------------------
BONDS
 Lehman Aggregate Bond Index                        1.4%        2.1%        6.0%
 Lehman 10 Year Municipal Bond Index                0.7        -0.2         5.3
 Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                          2.7         5.2         5.2
--------------------------------------------------------------------------------
OTHER
 Consumer Price Index                               1.8%        3.1%        2.4%
--------------------------------------------------------------------------------
*Annualized.

     Evidence on inflation was ambiguous. The Consumer Price Index increased 1.8% and 3.1%, respectively, for the six- and twelve-month periods ended May 31, but much of the increase was due to higher energy and food prices. Core inflation, which excludes those sectors, was up a less-scary 2.4% during the twelve months ended May 31.

U.S. STOCK MARKETS

Optimism about long-term prospects for technology, media, and telecommunications companies dominated the equity markets through the first three months of the period. But sentiment shifted suddenly in mid-March, sending the tech and telecom groups sharply lower. The tech-heavy Nasdaq Composite Index, for example, registered a 41.1% return from November 30 through February 29, only to give back most of the gains over the next three months. End result: a 2.4% return for the six months ended May 31.
     The overall stock market, as measured by the Wilshire 5000 Index, also returned 2.4%. Value stocks, those characterized by above-average dividend yields and below-average price/earnings and price/book value ratios, enjoyed a resurgence beginning in mid-March.

For the full six months, the value components of both the large-capitalization S&P 500 Index and the small-cap Russell 2000 Index outperformed the indexes' growth components.
     Within the S&P 500, the half-year's best return was the 48% gain recorded by "other energy" stocks, including oil-drilling and services companies that benefited from a continuing rise in oil prices. The producer-durables sector gained 18%, largely because of big gains for a number of manufacturers of telecommunications gear and semiconductor testing and fabrication equipment. Technology stocks, which now account for about one-quarter of the total stock market's value, gained about 12% for the six months.
     Poor performers included the utilities sector (-14% return), which was hurt by downturns in several large telephone stocks, and many consumer staples (-9%) and consumer-discretionary (-6%) companies. Prices fell steeply for a number of high-profile retailers, beverage and food makers, tobacco companies, and entertainment enterprises.

U.S. BOND MARKETS

The Federal Reserve's influence on interest rates is strongest for short-term securities. Over the six months, the Fed pushed up the rate charged on overnight loans between banks by 1 percentage point to 6.5%. Yields of 3-month U.S. Treasury bills rose only one-third as far (0.32 percentage point, or 32 basis points), to 5.62%. And long-term Treasury yields moved even less. The 10-year Treasury note rose just 8 basis points to 6.27% as of May 31, and yields fell for very long-term Treasury bonds due to a cutback in issuance of new bonds. As a result of the shrinking supply of long-term bonds, the yield of the 30-year Treasury bond declined 28 basis points-from 6.29% to 6.01%-during the half-year.
     Because short-term rates moved higher while long-term rates declined, there was an unusual "inversion" in the yield curve. Instead of sloping upward-with yields increasing along with the maturity of Treasury securities-the curve sloped down. The 6.01% yield of 30-year Treasuries on May 31 was 70 basis points below the 6.71% yield on 3-year Treasury notes.
     Corporate and municipal bonds did not perform as well as Treasury securities, and the yield curve for these sectors remained positive-yields of long-term bonds remained higher than those of short-term securities. The Lehman Aggregate Bond Index, a proxy for the overall taxable bond market, returned 1.4%, as a price decline of 2% offset most of the 3.4% income provided by bonds during the half-year.

INTERNATIONAL STOCK MARKETS

A stronger U.S. dollar and weak Asian markets made the half-year a lackluster one for U.S. investors in foreign stocks. Improving economic growth in most of the world helped a number of markets in Europe, Asia, and Latin America to produce good gains in their local currencies. However, the U.S. dollar increased in value versus most currencies, significantly reducing the returns received by dollar-based investors. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)
     The overall return in dollars from developed foreign markets was a scant 0.7%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. However, in local currencies, the EAFE Index return for the six months was a very respectable 7.8%.
     In Europe, where stocks benefited from a continuance of corporate acquisitions, an average 12.8% gain in local-currency terms was reduced to 4.7% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned -7.0% in dollars, as a -2.0% return in local-currency terms was further diminished by the dollar's gains. The Select Emerging Markets Free Index returned -2.8% in U.S. dollars.

REPORT FROM THE ADVISER

The economy continued its robust expansion during the six months ended May 31, 2000, the first half of the fiscal year for Vanguard California Tax-Exempt Funds. The unemployment rate fell as low as 3.9% and the economy grew at an annual rate of more than 5% during the half-year.
     A fear of inflation roiled the markets, as investors focused on rising short-term rates. On three occasions the Federal Reserve Board increased the federal funds rate to slow economic growth. In turn, this led to a noticeable increase in stock market volatility. Throughout the tumult, the tax-exempt bond market remained relatively calm. A typical long-term, high-quality municipal bond started the period with a 5.87% yield and ended it with a barely changed yield of 5.91%. Importantly, the transition from 1999 to 2000 went smoothly, without negative effects for either the issuers of municipal bonds or the financial markets.
     Although other markets were volatile during the half-year, tax-exempt bonds were a solid, if unglamorous, investment. During this time, your funds continued to dutifully turn out consistent tax-exempt dividends. Often the municipal securities market lacks the dramatic allure of the stock market. However, tax-exempt securities are a reliable workhorse for the total return of an investor's portfolio.
     The Tax-Exempt Money Market Fund earned a tax-free return of 1.6% during the half-year, while the Insured Intermediate-Term Fund and the Insured Long-Term Tax-Exempt Fund provided returns of 1.4% and 2.0%, respectively. All three funds outpaced the average return for competing funds.

LOW DEMAND, LOW SUPPLY

During the half-year, few new investors entered the municipal bond market. Indeed, most tax-exempt funds experienced net outflows of cash, as investors redeemed shares to finance other purchases or to pay federal taxes. During this time, the low demand for municipal bonds improved their value relative to taxable bonds. As of May 31, a highly rated, long-term state general obligation bond provided 98% of the income of a similar U.S. Treasury security, even though interest paid on the municipal bond is generally exempt from federal income tax, while interest on Treasuries is not. Investors in the top (39.6%) federal income tax bracket, therefore, received 2.3 percentage points in additional yield, after taxes, from high-quality, long-term muni bonds than from similar Treasuries. Such attractive relative yields have rarely endured.
     The supply of newly issued tax-exempt bonds so far in 2000 is a staggering 30% lower than last year. The stronger economy has boosted the finances of local governments, so fewer issuers need to tap the credit markets. The drop in new municipal bond issuance has supported prices for existing tax-exempt securities, especially in states with relatively high taxes. However, the effects of reduced supply have largely been offset by tepid demand for municipal bonds. At some point, we can expect that municipal bond prices will rise in

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by California state, county, and municipal governments.
--------------------------------------------------------------------------------
relation to those of taxable bonds and that the spread between yields of municipals and taxable bonds will widen.

MATURITY SPREADS NARROW, CREDIT SPREADS WIDEN

For municipal bonds, as for other fixed income investments, the spread in yields between issues with short- and long-term maturities has narrowed. In the tax-exempt market, the gap in yields between a 1-year bond and a 30-year bond is only 1.4 percentage points, down from about 2.0 percentage points. In the Treasury bond market, short-term yields are currently higher than yields for long-term bonds. This is unusual, because investors typically require higher yields to lend money for longer periods. The anomaly reflects the Federal Reserve Board's raising of short-term rates and the fall in supply of long-term Treasury bonds. Even if the Fed keeps raising interest rates, we expect yields for tax-exempt bonds to maintain their usual upward-sloping curve, with yields rising as maturities increase.
     During the half-year, the spread between yields of high-quality municipal bonds and yields of lower-quality bonds widened. This meant that lower-quality bond prices lagged those of high-quality bonds and that investors were demanding higher yields to take on higher credit risk. During the period, the extra income paid by bonds with the lowest investment-grade rating (Baa/ BBB) versus those with the highest quality (AAA) increased from 0.50 to 0.75 percentage point. This reversed the trend of recent years, when credit spreads narrowed to historical lows as investors stretched for incrementally higher returns by buying lower-quality bonds.
     The trend toward wider credit-quality spreads began with bonds used to finance hospitals and other health care facilities. Most health care providers have credit ratings in the middle or lower tiers of investment-grade ratings. Rising cost pressures and reductions in expense reimbursement from health insurers have taken a toll. Investors are cautious and have demanded higher yields to hold bonds from these issuers, a trend that has spilled over into all lower-quality sectors. As you have come to expect, Vanguard has maintained a steady commitment to higher-quality issues. We have sought to provide superior income by keeping expenses low, so that more of the funds' gross income flows to you, rather than by taking on increased credit risk. The market's recent focus on credit quality has helped our performance relative to peer funds.

THE TAX-EXEMPT MONEY MARKET FUND
The yield on the 1-year U.S. Treasury bill rose 49 basis points to finish the period at 6.17%. This rise was a direct result of the earlier-mentioned rate hikes by the Fed. Yields on 1-year tax-exempt money market instruments rose 72 basis points during the six months. The benchmark 1-year MIG-1 tax-exempt note closed the period with a yield of 4.59%. Short-term municipal securities became more attractive relative to Treasuries: The ratio of yields of 1-year MIG-1 notes to those of 1-year Treasuries increased during the six months from 68.1% to 74.4%. Contributing to the rise in yields for short-term municipals was a surge in redemptions from tax-exempt money market funds during tax season, as shareholders wrote checks to pay their federal tax liabilities.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Daniel S. Solender, Manager
Vanguard Fixed Income Group
                                                                   June 13, 2000

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: JUNE 1, 1987-MAY 31, 2000
-----------------------------------------------------------
                 CALIFORNIA TAX-EXEMPT            AVERAGE
                   MONEY MARKET FUND               FUND*
FISCAL      CAPITAL      INCOME       TOTAL        TOTAL
YEAR        RETURN       RETURN       RETURN      RETURN
-----------------------------------------------------------
1987         0.0%          2.2%        2.2%         2.1%
1988         0.0           5.1         5.1          4.8
1989         0.0           6.2         6.2          5.8
1990         0.0           5.6         5.6          5.3
1991         0.0           4.4         4.4          4.2
1992         0.0           3.0         3.0          2.7
1993         0.0           2.4         2.4          2.0
-----------------------------------------------------------
                 CALIFORNIA TAX-EXEMPT            AVERAGE
                   MONEY MARKET FUND               FUND*
FISCAL      CAPITAL      INCOME       TOTAL        TOTAL
YEAR        RETURN       RETURN       RETURN      RETURN
-----------------------------------------------------------
1994         0.0%          2.6%        2.6%         2.3%
1995         0.0           3.7         3.7          3.3
1996         0.0           3.3         3.3          2.9
1997         0.0           3.4         3.4          3.0
1998         0.0           3.1         3.1          2.8
1999         0.0           2.8         2.8          2.4
2000**       0.0           1.6         1.6          1.4
-----------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2000): 3.64%
-----------------------------------------------------------

 *Average California Tax-Exempt Money Market Fund; derived from data provided by
  Lipper Inc.
**Six months ended May 31, 2000.
See Financial Highlights table on page 35 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                                 10 YEARS
                            INCEPTION                   ------------------------
                              DATE     1 YEAR   5 YEARS  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
California Tax-Exempt
 Money Market Fund         6/1/1987    2.91%    3.21%    0.00%    3.34%    3.34%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

CALIFORNIA INSURED  INTERMEDIATE-TERM  TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: MARCH 4, 1994-MAY 31, 2000
--------------------------------------------------------------------------------
               CALIFORNIA  INSURED  INTERMEDIATE-
                     TERM  TAX-EXEMPT FUND              LEHMAN*
FISCAL         CAPITAL      INCOME         TOTAL         TOTAL
YEAR           RETURN       RETURN         RETURN        RETURN
--------------------------------------------------------------------------------
1994           -3.6%         3.4%          -0.2%          -1.1%
1995            8.3          5.6           13.9           15.2
1996            1.3          5.1            6.4            5.2
1997            1.0          4.9            5.9            6.0
1998            2.7          4.8            7.5            7.3
1999           -4.1          4.4            0.3            0.5
2000**         -1.0          2.4            1.4            0.6
--------------------------------------------------------------------------------
*Lehman 7 Year Municipal Bond Index.
**Six months ended May 31, 2000.

See Financial Highlights table on page 36 for dividend and capital gains information for the past five years.

CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 2000
--------------------------------------------------------------------------------
               CALIFORNIA  INSURED  LONG-TERM
                       TAX-EXEMPT FUND                   LEHMAN*
FISCAL         CAPITAL      INCOME         TOTAL         TOTAL
YEAR           RETURN       RETURN         RETURN        RETURN
--------------------------------------------------------------------------------
1986            4.8%         4.6%           9.4%           9.4%
1987          -11.6          6.3           -5.3           -0.2
1988            4.9          7.3           12.2           10.6
1989            4.9          7.3           12.2           11.0
1990            0.3          6.8            7.1            7.7
1991            2.1          6.5            8.6           10.3
1992            4.4          6.4           10.8           10.0
1993            5.7          5.8           11.5           11.1
--------------------------------------------------------------------------------
               CALIFORNIA  INSURED  LONG-TERM
                       TAX-EXEMPT FUND                   LEHMAN*
FISCAL         CAPITAL      INCOME         TOTAL         TOTAL
YEAR           RETURN       RETURN         RETURN        RETURN
--------------------------------------------------------------------------------
1994          -11.0%         5.1%          -5.9%          -5.2%
1995           13.6          6.5           20.1           18.9
1996            1.3          5.6            6.9            5.9
1997            1.1          5.4            6.5            7.2
1998            3.1          5.2            8.3            7.8
1999           -7.0          4.8           -2.2           -1.1
2000**         -0.6          2.6            2.0            1.0

*Lehman Municipal Bond Index.
**Six months ended May 31, 2000.
See Financial Highlights table on page 36 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                             10 YEARS
                      INCEPTION                    -----------------------------
                        DATE      1 YEAR   5 YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
California Insured Intermediate-Term
  Tax-Exempt Fund      3/4/1994    1.25%    5.87%     0.94%**    4.88%** 5.82%**
California Insured Long-Term
  Tax-Exempt Fund      4/7/1986    0.19     6.28      1.52       5.78    7.30
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return  information through the latest calendar quarter.
**Since inception.

FUND PROFILE
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000. Key elements of this Profile are defined on page 12.

                                               DISTRIBUTION BY CREDIT QUALITY
FINANCIAL ATTRIBUTES                           (% OF PORTFOLIO)
---------------------------------              ---------------------------------
Yield                        3.6%              MIG-1/SP-1+         58.6%
Average Maturity          29 days              A-1/P-1             39.6
Average Quality             MIG-1              AAA/AA               1.8
Expense Ratio              0.17%*              A                    0.0
                                               ---------------------------------
*Annualized.                                   Total              100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"-highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
--------------------------------------------------------------------------------
                           CALIFORNIA INSURED                           LEHMAN
                            INTERMEDIATE-TERM                           INDEX*
--------------------------------------------------------------------------------
Number of Issues                          352                           38,998
Yield                                    5.0%                                -
Yield to Maturity                        5.0%                                -
Average Coupon                           5.3%                             5.5%
Average Maturity                   8.3  years                       13.4 years
Average  Quality                          AAA                              AA+
Average Duration                    6.3 years                        7.5 years
Expense Ratio                         0.17%**                                -
Cash Reserves                            0.0%                                -

 *Lehman Municipal Bond Index.
**Annualized.

INVESTMENT FOCUS
--------------------------------------------------------------------------------
[GRID]
AVERAGE MATURITY...........................MEDIUM
CREDIT QUALITY...............................HIGH

VOLATILITY MEASURES
--------------------------------------------------------------------------------
                           CALIFORNIA INSURED                           LEHMAN
                            INTERMEDIATE-TERM                           INDEX*
--------------------------------------------------------------------------------

R-Squared                                0.92                             1.00
Beta                                     0.84                             1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------
AAA                                     96.7%
AA                                       3.3
A                                        0.0
BBB                                      0.0
BB                                       0.0
B                                        0.0
---------------------------------------------
Total                                  100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------
Under 1 Year                             7.5%
1-5 Years                               13.8
5-10 Years                              41.2
10-20 Years                             37.2
20-30 Years                              0.3
Over 30 Years                            0.0
---------------------------------------------
Total                                  100.0%

FUND PROFILE
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
--------------------------------------------------------------------------------
                                       CALIFORNIA INSURED                 LEHMAN
                                                LONG-TERM                 INDEX*
--------------------------------------------------------------------------------
Number of Issues                                      256                 38,998
Yield                                                5.5%                      -
Yield to Maturity                                    5.5%                      -
Average Coupon                                       5.2%                   5.5%
Average Maturity                               15.3 years             13.4 years
Average Quality                                       AAA                    AA+
Average Duration                                9.4 years              7.5 years
Expense Ratio                                     0.17%**                      -
Cash Reserves                                        0.0%                      -

 *Lehman Municipal Bond Index.
**Annualized.

INVESTMENT FOCUS
--------------------------------------------------------------------------------
[GRID]
AVERAGE MATURITY.....LONG
CREDIT QUALITY.......HIGH

VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                       CALIFORNIA INSURED                 LEHMAN
                                                LONG-TERM                 INDEX*
--------------------------------------------------------------------------------
R-Squared                                            0.97                   1.00
Beta                                                 1.25                   1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------
AAA                                                  96.0%
AA                                                    4.0
A                                                     0.0
BBB                                                   0.0
BB                                                    0.0
B                                                     0.0
----------------------------------------------------------
Total                                               100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------
Under 1 Year                                          4.1%
1-5 Years                                             9.3
5-10 Years                                           12.6
10-20 Years                                          47.5
20-30 Years                                          23.8
Over 30 Years                                         2.7
----------------------------------------------------------
Total                                               100.0%

FINANCIAL STATEMENTS
MAY 31, 2000 (UNAUDITED)
STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE        MARKET
                                                                                 MATURITY          AMOUNT        VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                          COUPON              DATE           (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.9%)
-------------------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing Auth. COP VRDO
 (Capital Improvement Financing Pooled Project)                   4.00%       6/8/2000 (2)         14,000        14,000
Alameda-Contra Costa CA School Financing Auth. COP VRDO
 (Capital Improvement Financing Pooled Project)                   4.05%       6/8/2000 LOC         12,345        12,345
Anaheim CA Public Improvement Corp. Lease COP VRDO                3.70%       6/7/2000 (2)         31,580        31,580
CA Educ. Fac. Auth. Rev. Bonds (Univ. of San Francisco)           3.70%       6/7/2000 LOC          6,500         6,500
California Communities Dev. Auth. COP VRDO
 (Memorial Health Services)                                       3.70%       6/7/2000             65,900        65,900
California Community College Financing Auth. TRAN                 4.00%      6/30/2000 (4)         16,850        16,862
California Community College Financing Auth. TRAN                 4.00%      7/28/2000 (4)         20,000        20,011
California Community College Financing Auth. TRAN                 4.00%      9/29/2000 (4)         48,000        48,079
California Dept. of Water Resources TOB VRDO
 (Central Valley Project)                                         3.90%       6/8/2000 +           10,955        10,955
California Dept. of Water Resources Water System Rev.
 (Central Valley Project)                                         6.95%       6/1/2000(Prere.)    13,0351         3,231
California Educ. Fac. Auth. Rev. VRDO (Pepperdine Univ.)          4.00%       6/8/2000              6,000         6,000
California Educ. Fac. Auth. Rev. VRDO (Stanford Univ.)            3.55%       6/7/2000              5,000         5,000
California GO                                                     5.50%      12/1/2000             17,490        17,642
California GO CP                                                  3.25%       7/6/2000             20,000        20,000
California GO CP                                                  3.30%       7/7/2000             20,200        20,200
California GO CP                                                  3.30%      7/10/2000             10,200        10,200
California GO CP                                                  3.35%      6/12/2000             10,500        10,500
California GO CP                                                  5.25%      6/14/2000              4,100         4,100
California GO VRDO TOB                                            3.90%       6/8/2000 +           21,800        21,800
California GO VRDO TOB                                            3.90%       6/8/2000 (3)+         2,750         2,750
California Health Fac. Finance Auth. Rev. VRDO
 (Adventist Health System West Sutter Health)                     3.85%       6/8/2000 LOC         16,900        16,900
California Health Fac. Finance Auth. Rev. VRDO
 (Adventist Health System West Sutter Health)                     4.05%       6/8/2000 LOC          7,600         7,600

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE        MARKET
                                                                                 MATURITY          AMOUNT        VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                          COUPON              DATE           (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev. VRDO
 (Catholic Healthcare West)                                       3.50%       6/7/2000 (1)         22,900        22,900
California Health Fac. Finance Auth. Rev. VRDO
 (Memorial Health Services)                                       3.70%       6/7/2000             29,800        29,800
California Health Fac. Finance Auth. VRDO (St. Joseph Health)     4.10%       6/2/2000             13,300        13,300
California Housing Finance Agency Home Mortgage Rev.              4.05%       6/1/2001             19,000        19,000
California Housing Finance Agency Home Mortgage Rev. VRDO         3.50%       6/7/2000             16,885        16,885
California Housing Finance Agency Home Mortgage Rev. VRDO         3.50%       6/7/2000 (1)         15,700        15,700
California Housing Finance Agency Home Mortgage Rev. VRDO         3.50%       6/7/2000 (4)         25,000        25,000
California Housing Finance Agency Home Mortgage Rev. VRDO         3.75%       6/7/2000 (4)          3,400         3,400
California Housing Finance Agency Rev. VRDO                       3.40%       6/7/2000             12,135        12,135
California Housing Finance Agency (Single Family Mortgage)        3.40%       8/1/2000             26,530        26,530
California Infrastructure & Economic Dev. Bank for
 Independent System Operation Corp. VRDO                          3.70%       6/7/2000 (1)         10,000        10,000
California Infrastructure & Economic Dev. Bank for
Independent System Operation Corp. VRDO                           3.70%       6/7/2000 (1)         25,000        25,000
California PCR Financing Auth. VRDO (Exxon Project)               4.05%       6/2/2000              2,700         2,700
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)  3.55%       6/7/2000 (1) LOC    122,300       122,300
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)  4.15%       6/2/2000 LOC         45,750        45,750
California Pollution Control Financing Auth. Solid Waste Disposal
 Rev. VRDO (Shell Oil Co.- Martinez Project)                      4.10%       6/2/2000             27,100        27,100
California RAN                                                    4.00%      6/30/2000              7,910         7,909
California School Cash Reserve Program Auth.                      4.00%       7/3/2000 (2)        111,000       111,019
California School Fac. Financing Corp. COP VRDO                   3.80%       6/7/2000 LOC         12,565        12,565
California Statewide Community Dev. Auth. TRAN                    4.00%      6/30/2000             63,640        63,681
California Statewide Community Dev. Auth. TRAN                    4.00%      7/28/2000 (4)          5,700         5,704
California Water Resources TOB VRDO                               4.05%       6/8/2000 (3)+        11,000        11,000
Contra Costa County CA TRAN                                       4.00%      9/29/2000             23,000        23,011
Fresno CA Sewer Rev. Bond VRDO                                    3.50%       6/7/2000 (3)         10,200        10,200
Fresno County CA TRAN                                             4.00%      6/30/2000             24,710        24,722
Irvine CA Assessment Dist. Improvement Boards VRDO (Oak Creek)    4.15%       6/2/2000 LOC          1,400         1,400
Irvine CA Assessment Dist. Improvement Boards VRDO
 (Orange County-Irvine County)                                    3.75%       6/7/2000 LOC         49,711        49,711
Irvine CA Ranch Water Dist. VRDO                                  4.15%       6/2/2000 LOC            800           800
Kern County CA VRDO (Public Fac. Project)                         3.50%       6/7/2000 LOC         33,000        33,000
Long Beach CA Harbor Rev. Bonds TOB VRDO                          3.95%       6/8/2000 +            5,650         5,650
Los Angeles CA Capital Asset Lease Rev. CP                        4.20%       8/4/2000 LOC         11,000        11,000
Los Angeles CA Dept. of Water & Power Electric Plant Rev. CP      4.20%      7/12/2000 LOC         17,500        17,500
Los Angeles CA Dept. of Water & Power Electric Plant Rev. CP      4.25%       9/6/2000 LOC         15,000        15,000
Los Angeles CA TRAN                                               4.00%      6/30/2000             15,075        15,083
Los Angeles CA Unified School Dist. TRAN                          4.00%      6/30/2000             18,760        18,773
Los Angeles CA Unified School Dist. TOB VRDO                      3.90%       6/8/2000 (3)+        11,120        11,120
Los Angeles CA Waste Water System PUT                             7.15%       6/1/2000(Prere.)     22,450        23,238
Los Angeles CA Waste Water System Rev. CP                         3.30%      8/10/2000 LOC         21,900        21,900
Los Angeles CA Waste Water System Rev. CP                         3.35%       6/8/2000 LOC          3,000         3,000
Los Angeles CA Waste Water System Rev. CP                         3.45%      6/12/2000 LOC         10,000        10,000
Los Angeles County CA Capital Asset Lease Rev. CP                 3.25%       7/6/2000 LOC          5,000         5,000
Los Angeles County CA Dept.of Water & Power Electric Plant Rev.CP 4.05%       9/7/2000 LOC         20,000        20,000
Los Angeles County CA Dept.of Water & Power Electric Plant Rev.CP 4.50%       6/7/2000 LOC         38,000        38,000
Los Angeles County CA Dept.of Water & Power Electric Plant Rev.CP 3.65%      8/14/2000 LOC         10,200        10,200
Los Angeles County CA Metro. Transp. Auth. CP                     3.30%      8/10/2000 LOC          8,200         8,200
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO    3.70%       6/7/2000 (3)         18,000        18,000
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO    3.90%       6/8/2000 (1)         18,265        18,265
Los Angeles County CA Pension Obligations VRDO                    3.70%       6/7/2000 (2)         92,500        92,500
Los Angeles County CA TRAN                                        4.00%      6/30/2000             25,000        25,013
Los Angeles County CA Metro. Transp. Auth. CP                     3.65%      8/14/2000 LOC          7,797         7,797
Metro. Water Dist. of Southern California Waterworks Rev.         3.65%       6/1/2000             17,000        17,000
Metro. Water Dist. of Southern California Waterworks Rev.TOB VRDO 3.90%       6/8/2000 +            5,995         5,995
Metro. Water Dist. of Southern California Waterworks Rev.TOB VRDO 4.05%       6/8/2000 +            5,000         5,000
Metro. Water Dist. of Southern California Waterworks Rev.VRDO     4.10%       6/8/2000             19,700        19,698
Metro. Water Dist. of Southern California Waterworks Rev.VRDO     4.30%       6/2/2000             19,500        19,500

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
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                                                                                                     FACE        MARKET
                                                                                 MATURITY          AMOUNT        VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                          COUPON              DATE           (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Mission Viejo CA Community Dev. Financing Auth. VRDO
 (Mission Viejo Mall Improvement Project)                         3.75%       6/7/2000 LOC         21,100        21,100
MSR California Public Power Agency VRDO (San Juan Project)        4.15%       6/2/2000 (1)         22,400        22,400
Newport Beach California (Hoag Memorial Hospital)                 3.40%       6/7/2000             34,000        34,000
Oakland CA Joint Powers Financing Auth. Lease Rev. VRDO           3.90%       6/8/2000 (4)         25,000        25,000
Orange County CA Sanitation Dist. VRDO                            3.90%       6/8/2000 (2)         49,000        49,000
Orange County CA Sanitation Dist. VRDO                            4.15%       6/2/2000 (2) LOC        100           100
Orange County CA Sanitation Dist. VRDO                            4.15%       6/2/2000 LOC          3,200         3,200
Orange County CA Sanitation Dist. VRDO.                           4.15%       6/2/2000 (3)          4,800         4,800
Otay CA Water Dist. COP VRDO (Capital Project)                    3.75%       6/7/2000 LOC          8,600         8,600
Rancho Mirage CA Joint Powers Financing Auth. COP VRDO
 (Eisenhower Medical Center)                                      3.40%       6/7/2000 (1)         25,100        25,100
Riverside County CA Public Fac. Project VRDO                      3.75%       6/6/2000 LOC         12,700        12,700
Riverside County CA Public Fac. Project VRDO                      4.05%       6/6/2000 LOC          4,520         4,520
Sacramento CA Muni. Util. Dist. Rev.                              5.00%       7/1/2000 (2)          8,500         8,508
Sacramento County CA VRDO
 (Administration Center & Courthouse Project)                     4.05%       6/8/2000 LOC          9,800         9,800
San Bernardino County CA COP VRDO
 (County Center Refinancing Project)                              3.75%       6/7/2000 LOC          8,400         8,400
San Diego CA TAN                                                  4.25%      9/29/2000             25,000        25,060
San Francisco Bay Area Rapid Transit Dist. Sales Tax Rev.TOB VRDO 3.90%       6/8/2000 (3)+         2,745         2,745
San Francisco CA Airport CP                                       3.35%       8/9/2000 LOC          7,915         7,915
San Francisco CA Airport CP                                       3.40%      7/20/2000 LOC          2,720         2,720
San Francisco CA Airport CP                                       3.40%       8/9/2000 LOC          3,310         3,310
San Francisco CA Airport CP                                       3.40%      9/22/2000 LOC         36,445        36,445
San Francisco CA Airport CP                                       3.45%      7/10/2000 LOC          9,445         9,445
San Francisco CA Airport CP                                       3.45%      8/14/2000 LOC         12,955        12,955
San Francisco CA Airport CP                                       3.70%      6/19/2000 LOC          6,580         6,580
San Francisco CA Airport CP                                       3.70%      9/12/2000 LOC          4,755         4,755
San Francisco CA City & County GO                                 4.00%      6/15/2000 (3)          7,970         7,971
San Jose CA Redev. Agency Rev. VRDO
 (Merged Area Redev. Project)                                     4.05%       6/7/2000 LOC         14,900        14,900
San Jose/Santa Clara CA Clean Water &
Sewer Finance Auth. VRDO                                          3.70%       6/7/2000 (3)          3,700         3,700
Santa Barbara County CA School Financing Auth. TRAN               4.00%      6/30/2000             21,700        21,715
Southern California Metro. Water Dist.                            3.25%      6/13/2000             17,400        17,400
Southern California Metro. Water Dist.                            3.35%       6/8/2000              5,000         5,000
Southern California Metro. Water Dist.                            3.75%      7/25/2000              8,900         8,900
Southern California Public Power Auth. VRDO
 (Southern Transmission Project)                                  3.50%       6/7/2000 (4)         13,000        13,000
Southern California Public Power Auth. VRDO
 (Southern Transmission Project)                                  3.60%       6/7/2000 (4)         51,665        51,665
Southern California Public Power Auth. VRDO
 (Southern Transmission Project)                                  3.70%       6/7/2000 (2) LOC     61,200        61,200
Torrance CA Little Co. of Mary Hosp. VRDO
 (Torrance Memorial Medical Center)                               4.05%       6/8/2000 LOC          3,000         3,000
Turlock CA Irrigation Dist. COP VRDO (Transmission Project)       3.75%       6/7/2000 LOC          6,725         6,725
Univ. of California Regents CP                                    3.35%      9/14/2000              7,400         7,400
Univ. of California Regents CP                                    3.45%      8/17/2000             25,000        25,000
Univ. of California Regents CP                                    3.65%      6/19/2000              5,479         5,479
Univ. of California Regents CP                                    3.65%      8/14/2000             16,100        16,100
Vallejo City California Unified School District                   4.05%       6/8/2000 LOC          2,900         2,900
Ventura CA CP                                                     3.45%      6/12/2000 LOC         12,000        12,000
Ventura County CA TRAN                                            4.00%       7/6/2000             42,000        42,024
Wateruse Financial Auth. of California VRDO                       4.00%       6/7/2000 (4)        105,450       105,450
West Basin CA Muni. Water Dist. Rev. COP VRDO
 (Phase III Recycled Water Project)                               3.65%       6/7/2000 LOC         22,700        22,700
OUTSIDE CALIFORNIA:
Puerto Rico Aqueduct & Sewer Auth. VRDO                           3.90%       6/8/2000 +           16,250        16,250
Puerto Rico GO                                                    7.70%       7/1/2000              6,750         6,909
Puerto Rico GO TOB VRDO                                           3.90%       6/8/2000 (1)+        19,535        19,535


-------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE        MARKET
                                                                                 MATURITY          AMOUNT        VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                          COUPON              DATE           (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Puerto Rico Highway & Transp. Auth. Rev. VRDO                     3.50%       6/7/2000 (2)          9,200         9,200
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO                 3.90%       6/8/2000 (2)+        17,005        17,005
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO                 3.90%       6/8/2000 (1)+        12,735        12,735
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO                 3.90%       6/8/2000 (1)+         4,800         4,800
Puerto Rico Public Buildings Auth. Govt. Fac. Rev. TOB VRDO       3.90%       6/8/2000 (2)+         4,000         4,000
Puerto Rico Public Finance Corp. TOB VRDO                         4.00%       6/8/2000 (2)+        10,000        10,000
Puerto Rico TRAN                                                  4.50%      7/30/2000             20,000        20,024
-----------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $2,540,654)                                                                                            2,540,654
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
Other Assets-Note B                                                                                              59,488
Liabilities(57,762)                                                                                      --------------
                                                                                                                  1,726
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 2,542,426 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                                   $2,542,380
=======================================================================================================================
NET ASSET VALUE PER SHARE                                                                                         $1.00
=======================================================================================================================

*    See Note A in Notes to Financial Statements.
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, the aggregate value of these securities was $161,340,000, representing 6.3% of net assets.
For key to abbreviations and other references, see page 31.

--------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                   AMOUNT                    PER
                                                    (000)                  SHARE
--------------------------------------------------------------------------------
Paid in Capital                                $2,542,588                  $1.00
Undistributed Net Investment Income                     -                      -
Accumulated Net Realized Losses                      (208)                     -
Unrealized Appreciation                                 -                      -
--------------------------------------------------------------------------------
NET ASSETS                                     $2,542,380                  $1.00
================================================================================
                                       18
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
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                                                                                                     FACE        MARKET
CALIFORNIA INSURED                                                            MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                COUPON           DATE              (000)          (000
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.5%)
-----------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (91.3%)
ABAG Finance Auth. For Non-Profit Corp. COP
 (Children's Hosp. Medical Center)                                6.00%      12/1/2015 (2)          9,180         9,551
Alameda CA Corridor Transp. Auth. Rev.                           5.125%      10/1/2016 (2)          5,000         4,686
Alameda CA Corridor Transp. Auth. Rev.                           5.125%      10/1/2017 (1)          6,565         6,098
Alameda CA Corridor Transp. Auth. Rev.                           5.125%      10/1/2018 (1)          6,575         6,036
Alameda County CA COP (Medical Center Project)                    5.25%       6/1/2008 (1)          1,965         2,000
Alameda County CA COP (Medical Center Project)                    5.25%       6/1/2009 (1)          2,910         2,956
Alameda County CA COP (Medical Center Project)                    5.25%       6/1/2010 (1)          3,065         3,103
Alameda County CA COP (Medical Center Project)                    5.25%       6/1/2011 (1)          1,615         1,624
Alameda County CA COP (Medical Center Project)                    5.25%       6/1/2012 (1)          1,595         1,595
Alameda County CA COP (Medical Center Project)                    5.25%       6/1/2013 (1)          1,785         1,765
Alameda County CA COP (Medical Center Project)                   5.375%       6/1/2014 (1)          1,880         1,861
Alameda County CA COP (Medical Center Project)                   5.375%       6/1/2015 (1)          3,960         3,882
Anaheim CA Convention Center Finance COP                          0.00%       8/1/2004 (1)          3,120         2,542
Anaheim CA Public Finance Auth. Rev.                              6.00%       9/1/2008 (4)          2,000         2,132
Antioch CA Public Financing Auth. Reassessment Rev.               5.00%       9/2/2013 (2)         12,375        11,865
Cabrillo CA Community College Dist. Capital Appreciation          0.00%       8/1/2011 (2)          2,465         1,348
Cabrillo CA Community College Dist. Capital Appreciation          0.00%       8/1/2012 (3)          2,525         1,293
Cabrillo CA Community College Dist. Capital Appreciation          0.00%       8/1/2013 (3)          2,590         1,239
Cabrillo CA Community College Dist. Capital Appreciation          0.00%       8/1/2014 (3)          2,655         1,184
California Communities Dev. Auth. COP
 (Children's Hosp. of Los Angeles)                                6.00%       6/1/2009 (1)          3,615         3,839
California Educ. Fac. Auth. Rev. (Loyola Marymount Univ.)         0.00%      10/1/2005 (1)          3,100         2,376
California GO                                                     5.75%      12/1/2009 (2)         13,265        13,979
California GO                                                     5.75%       2/1/2011 (3)          6,500         6,773
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                      5.50%       7/1/2008 (1)          3,290         3,387
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                      5.50%       7/1/2009 (1)          3,580         3,680
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                      5.50%       7/1/2010 (1)          3,060         3,132
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                      5.50%       7/1/2011 (1)          3,950         4,018
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                      5.50%       7/1/2012 (1)          3,635         3,671
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                      5.75%       7/1/2010 (1)          7,000         7,265
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                     5.875%       7/1/2009 (2)          5,000         5,225
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                      7.00%       7/1/2005 (2)          3,410         3,725
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                      7.00%       7/1/2006 (2)          3,395         3,749
California Health Fac. Finance Auth. Rev. (Children's Hosp.)      6.00%       7/1/2001 (1)          1,600         1,628
California Health Fac. Finance Auth. Rev. (Children's Hosp.)      6.00%       7/1/2002 (1)          1,280         1,313
California Health Fac. Finance Auth. Rev. (Children's Hosp.)      6.00%       7/1/2004 (1)          1,645         1,717
California Health Fac. Finance Auth. Rev. (Children's Hosp.)      6.00%       7/1/2006 (1)          1,000         1,056
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)     5.25%       6/1/2009 (4)          6,290         6,357
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)     5.25%      10/1/2009 (2)         10,525        10,640
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)     5.25%       6/1/2010 (4)          5,310         5,347
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)     5.25%       6/1/2011 (4)          7,250         7,250
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)   5.50%       7/1/2002 (1)          2,500         2,542
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)   5.50%       7/1/2003 (1)          3,010         3,078
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)   5.50%       7/1/2004 (1)          2,000         2,055
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)   5.50%       7/1/2010 (1)          3,570         3,654
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)   5.75%       7/1/2005 (1)          3,335         3,472
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)   5.75%       7/1/2006 (1)          3,415         3,564
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)    5.25%       5/1/2001 (1)          1,500         1,513
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)    5.25%       5/1/2002 (1)          1,000         1,011

                                       19
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
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                                                                                                     FACE        MARKET
CALIFORNIA INSURED                                                            MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                COUPON           DATE              (000)          (000
-----------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)    5.25%       5/1/2003 (1)          1,000         1,015
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)    5.50%       5/1/2004 (1)          1,855         1,904
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)    5.50%       5/1/2005 (1)          1,500         1,545
California Health Fac. Finance Auth. Rev. (Scripps Memorial Hosp.)6.25%      10/1/2013 (1)          3,000         3,088
California Health Fac. Finance Auth. Rev. (Sisters of Providence) 6.00%      10/1/2009 (2)          4,490         4,776
California Health Fac. Finance Auth. Rev. (Summit Medical Center) 5.25%       5/1/2009 (4)          3,500         3,534
California Health Fac. Finance Auth. Rev. (Summit Medical Center) 5.25%       5/1/2011 (4)          1,700         1,700
California Health Fac. Finance Auth. Rev. (Sutter Health)         5.50%      8/15/2012 (4)          8,410         8,494
California Health Fac. Finance Auth. Rev.
 (UCSF Stanford Health Care)                                      5.00%     11/15/2010 (2)          1,000           987
California Health Fac. Finance Auth. Rev. VRDO
 (Catholic Health Care West)                                      3.50%       6/7/2000 (1)          1,000         1,000
California Housing Finance Agency Home Mortgage Bonds             0.00%       8/1/2027 (1)         10,000         2,188
California Public Works Board                                     6.50%      12/1/2008 (2)          5,000         5,500
California Public Works Board (California State Univ.)           5.375%      10/1/2016 (2)          4,750         4,597
California Public Works Board (California State Univ.)            5.50%       9/1/2008 (2)          5,185         5,369
California Public Works Board (California State Univ.)            5.50%       9/1/2009 (2)          4,015         4,153
California Public Works Board (California State Univ.)            6.25%      12/1/2002 (2)(Prere.)  1,000         1,058
California Public Works Board (Dept. of Corrections)              5.50%       1/1/2010 (2)         10,000        10,248
California Public Works Board (Dept. of Corrections)              5.50%       1/1/2014 (2)          5,975         5,978
California Public Works Board (Dept. of Corrections)              6.40%      11/1/2004 (1)(Prere.)  5,000         5,412
California Public Works Board (Dept. of Corrections)              6.60%      12/1/2002 (2)(Prere.)  3,500         3,730
Capistrano CA Unified Public Schools                              6.00%       9/1/2004 (2)          2,160         2,263
Capistrano CA Unified Public Schools                              6.00%       9/1/2005 (2)          2,395         2,527
Central Coast CA Water Auth. Rev.                                 6.05%      10/1/2002 (2)(Prere.)  1,800         1,890
Chino CA Basin Finance Auth. Muni. Water Dist.                    6.50%       8/1/2010 (2)          3,095         3,435
Clovis CA Unified School Dist. GO                                 0.00%       8/1/2004 (3)          5,000         4,087
Clovis CA Unified School Dist. GO                                 0.00%       8/1/2005 (3)         16,000        12,428
Clovis CA Unified School Dist. GO                                 0.00%       8/1/2006 (3)         17,000        12,522
Contra Costa CA (Merrithew Memorial Hosp.)                        5.25%      11/1/2001 (1)          3,000         3,034
Contra Costa CA (Merrithew Memorial Hosp.)                        5.25%      11/1/2003 (1)          3,230         3,287
Contra Costa CA (Merrithew Memorial Hosp.)                        6.00%      11/1/2006 (1)          2,000         2,117
Contra Costa CA (Merrithew Memorial Hosp.)                        6.00%      11/1/2007 (1)          2,000         2,124
Corona CA Community Fac. Dist.                                    4.35%       9/1/2001 (1)          1,755         1,756
Corona CA Redev.                                                  7.50%       9/1/2004 (3)            970         1,070
Corona CA Redev.                                                  7.50%       9/1/2005 (3)          1,040         1,162
Culver City Redev. Financing Auth.                               5.375%      11/1/2016 (4)          3,260         3,165
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.   5.00%       6/1/2014 (3)          3,850         3,649
East Whittier CA City School Dist.                                5.75%       8/1/2017 (3)          1,670         1,695
El Dorado County CA Public Agency Finance Auth. Rev.              5.50%      2/15/2021 (3)          2,420         2,310
El Dorado County CA Public Agency Finance Auth. Rev               5.60%      2/15/2012 (3)          3,900         3,980
Elsinore Valley CA Muni Water Dist. COP                           5.90%       7/1/2006 (3)          1,685         1,771
Foothill/Eastern Corridor Agency Toll Road Rev.                   5.25%      1/15/2013 (1)          2,500         2,477
Foothill/Eastern Corridor Agency Toll Road Rev.                  5.375%      1/15/2015 (1)          5,000         4,913
Fresno CA COP (City Hall Project)                                6.375%       8/1/2010 (2)         10,500        10,737
Glendale CA School Dist.                                          5.75%       9/1/2017 (3)          3,790         3,811
Imperial Irrigation Dist. CA COP (Electric System Project)        5.20%      11/1/2009 (2)          7,900         7,999
Intermodal Container Transfer Facility Joint Powers Auth.CA Rev.  5.00%      11/1/2010 (2)          1,470         1,462
Intermodal Container Transfer Facility Joint Powers Auth.CA Rev.  5.00%      11/1/2011 (2)          1,665         1,625
Intermodal Container Transfer Facility Joint Powers Auth.CA Rev. 5.125%      11/1/2012 (2)          2,540         2,495
Intermodal Container Transfer Facility Joint Powers Auth.CA Rev. 5.125%      11/1/2013 (2)          1,870         1,830
Irvine CA Public Fac.                                             4.30%       9/2/2010 (2)          3,500         3,217
Irvine CA Public Fac.                                             4.40%       9/2/2011 (2)          2,595         2,377
Irvine CA Public Fac.                                             4.50%       9/2/2012 (2)          1,700         1,553
Irvine CA Public Fac.                                             4.70%       9/2/2014 (2)          3,000         2,721
La Quinta CA Redev. Agency (Tax Allocation Project)               7.30%       9/1/2007 (1)          1,240         1,403
La Quinta CA Redev. Agency (Tax Allocation Project)               8.00%       9/1/2003 (1)          1,325         1,448
Long Beach CA Finance Auth. Lease Rev. Bonds
 (Rainbow Harbor Refinancing Project)                             5.25%       5/1/2014 (2)          2,035         1,986
Long Beach CA Financing Auth. Rev.                                6.00%      11/1/2007 (2)          3,070         3,276
Long Beach CA Financing Auth. Rev.                                6.00%      11/1/2009 (2)          3,735         4,001

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                                                                                                     FACE        MARKET
CALIFORNIA INSURED                                                            MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                COUPON           DATE              (000)          (000
-----------------------------------------------------------------------------------------------------------------------
Long Beach CA Financing Auth. Rev.                                6.00%      11/1/2010 (2)          3,860         4,135
Long Beach CA Harbor Dept. Rev.                                   6.00%      5/15/2009 (3)          2,770         2,909
Long Beach CA Harbor Dept. Rev.                                   6.00%      5/15/2010 (3)          1,200         1,260
Long Beach CA Harbor Dept. Rev.                                   6.00%      5/15/2013 (3)          6,700         6,963
Long Beach CA Harbor Dept. Rev.                                   6.00%      5/15/2014 (3)          7,405         7,667
Long Beach CA Harbor Dept. Rev.                                   8.00%      5/15/2004 (1)          3,305         3,652
Los Angeles CA Dept. of Water & Power Waterworks Rev.             5.00%     10/15/2015 (1)         10,000         9,308
Los Angeles CA Dept. of Water & Power Waterworks Rev.            5.125%     10/15/2013 (1)          3,500         3,409
Los Angeles CA Dev. Auth. COP (Children's Hosp.)                  6.00%       6/1/2011 (1)          2,365         2,498
Los Angeles CA Transp. Comm. Sales Tax Rev.                       6.25%       7/1/2002 (1)          1,500         1,577
Los Angeles CA Unified School Dist. GO                            5.25%       7/1/2010 (1)          5,665         5,744
Los Angeles CA Unified School Dist. GO                            5.25%       7/1/2011 (1)          5,175         5,211
Los Angeles CA Unified School Dist.                              5.375%       7/1/2014 (3)          7,000         6,942
Los Angeles CA Unified School Dist.                              5.375%       7/1/2015 (3)          3,000         2,947
Los Angeles CA Unified School Dist.                              5.375%       7/1/2016 (3)          4,000         3,885
Los Angeles CA Unified School Dist. GO                           5.625%       7/1/2014 (1)          5,000         5,059
Los Angeles CA Unified School Dist. GO                           5.625%       7/1/2015 (1)          5,000         5,032
Los Angeles CA Unified School Dist.                              5.625%       7/1/2016 (1)          6,615         6,627
Los Angeles CA Waste Water Rev.                                  5.375%       6/1/2013 (1)          5,000         5,026
Los Angeles CA Waste Water Rev.                                   5.75%       6/1/2011 (1)          7,960         8,151
Los Angeles CA Waste Water Rev.                                   6.50%       6/1/2004 (1)          1,695         1,832
Los Angeles CA Waste Water Rev.                                   8.70%      11/1/2002 (3)          2,535         2,762
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         4.75%       7/1/2013 (2)          4,770         4,418
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         5.00%       7/1/2013 (4)          5,000         4,809
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         5.25%       7/1/2010 (4)          7,070         7,169
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         5.25%       7/1/2012 (1)          2,775         2,775
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         5.25%       7/1/2014 (1)          7,000         6,830
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         5.40%       7/1/2009 (2)          1,725         1,763
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         5.50%       7/1/2017 (2)          1,500         1,472
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         5.75%       7/1/2008 (4)          2,445         2,569
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         6.00%       7/1/2006 (4)          1,630         1,729
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         9.00%       7/1/2005 (1)          4,015         4,749
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         9.00%       7/1/2006 (1)          4,380         5,297
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.         9.00%       7/1/2007 (1)          4,770         5,883
Los Angeles County CA Public Works Finance Auth. Rev.            5.125%       9/1/2008 (1)          3,555         3,587
Los Angeles County CA Schools COP                                 0.00%       8/1/2009 (2)          1,890         1,169
Los Angeles County CA Schools COP                                 0.00%       8/1/2011 (2)          1,945         1,063
Los Angeles County CA Schools COP                                 0.00%       8/1/2013 (2)          2,010           961
MSR California Public Power Agency (San Juan Project)            5.375%       7/1/2013 (1)          2,500         2,499
MSR California Public Power Agency (San Juan Project)             5.50%       7/1/2001 (1)          6,500         6,584
MSR California Public Power Agency (San Juan Project)             5.85%       7/1/2006 (2)          1,500         1,566
MSR California Public Power Agency VRDO (San Juan Project)        4.15%       6/2/2000 (1)          2,200         2,200
Modesto CA Irrigation Dist. Finance Auth. Rev.                    5.00%       9/1/2011 (2)          1,790         1,763
Modesto CA Irrigation Dist. Finance Auth. Rev.                   5.125%       9/1/2015 (2)          4,365         4,145
Mojave CA Water Agency COP                                        5.45%       9/1/2015 (1)          6,150         6,084
Mountain View CA Capital Improvement Finance Auth.                6.25%       8/1/2012 (1)          5,000         5,173
North City West CA Community Dist.                                5.75%       9/1/2015 (4)          2,000         2,025
North City West CA Community Dist.                                6.00%       9/1/2005 (4)          1,510         1,593
North City West CA Community Dist.                                6.00%       9/1/2006 (4)          1,600         1,697
North City West CA Community Dist.                                6.00%       9/1/2007 (4)          1,695         1,804
Northern California Power Agency Capital Fac. Rev.                5.25%       8/1/2015 (2)          2,000         1,931
Northern California Power Agency Capital Fac. Rev.                5.25%       8/1/2016 (2)          3,000         2,861
Northern California Power Agency Project                          4.25%      8/15/2001 (2)          2,445         2,444
Oakland CA Building Auth. Lease Rev. (Harris Building)            5.25%       4/1/2009 (2)          5,235         5,320
Oakland CA Redev. Agency (Central Dist. Project)                  6.00%       2/1/2006 (2)          5,125         5,416
Oakland CA Redev. Agency (Central Dist. Project)                  6.00%       2/1/2007 (2)          2,260         2,398
Oakland CA Redev. Agency (Central Dist. Project)                  6.00%       2/1/2008 (2)          5,585         5,940
Orange County CA Airport Rev.                                     5.50%       7/1/2004 (1)          3,555         3,647
Orange County CA Airport Rev.                                     5.50%       7/1/2011 (1)          3,580         3,618
Orange County CA Airport Rev.                                     6.00%       7/1/2001 (1)          7,245         7,367
Orange County CA Airport Rev.                                     6.00%       7/1/2005 (1)          4,020         4,218

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                                                                                                     FACE        MARKET
CALIFORNIA INSURED                                                            MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                COUPON           DATE              (000)          (000
-----------------------------------------------------------------------------------------------------------------------
Orange County CA Airport Rev.                                     6.00%       7/1/2006 (1)          9,565        10,076
Orange County CA Local Transp. Auth. Sales Tax Rev.               5.25%      2/15/2005 (1)          4,380         4,475
Orange County CA Local Transp. Auth. Sales Tax Rev.               5.70%      2/15/2011 (1)          4,000         4,142
Orange County CA Local Transp. Auth. Sales Tax Rev.               5.80%      2/15/2005 (3)          6,000         6,262
Orange County CA Local Transp. Auth. Sales Tax Rev.               5.90%      2/15/2006 (3)          8,000         8,421
Orange County CA Local Transp. Auth. Sales Tax Rev.               9.50%      2/15/2003 (3)          5,765         6,447
Orange County CA Recovery COP                                     6.00%       6/1/2008 (1)          4,500         4,788
Orange County CA Recovery COP                                     6.00%       7/1/2008 (1)          6,635         7,067
Orange County CA Sanitation Dist. COP                             6.00%       8/1/2001 (3)(Prere.)  1,500         1,556
Orange County CA Sanitation Dist. COP                             6.40%       8/1/2007 (3)          1,415         1,469
Palomar Pomerado Health System CA Rev.                           5.375%      11/1/2010 (1)          2,670         2,714
Palomar Pomerado Health System CA Rev.                           5.375%      11/1/2012 (1)          7,080         7,088
Pittsburg CA Redev. Agency Rev.                                   5.50%       8/1/2007 (3)          5,750         5,880
Port of Oakland CA Rev.                                           5.50%      11/1/2011 (1)          5,850         5,905
Poway CA Redev. Agency                                            7.25%     12/15/2011 (3)          7,500         7,658
Rancho CA Water Dist. Finance Auth. Rev.                         5.875%      11/1/2010 (3)          3,000         3,142
Rancho CA Water Dist. Finance Auth. Rev.                          6.25%       8/1/2012 (3)          1,950         2,015
Rancho CA Water Dist. Finance Auth. Rev.                          6.50%      11/1/2001 (3)          1,590         1,635
Rancho Cucamonga CA Redev. Auth.                                  5.00%       9/1/2011 (1)          3,165         3,111
Riverside CA Electric Rev.                                       5.375%      10/1/2009 (2)          4,115         4,226
Riverside CA Electric Rev.                                       5.375%      10/1/2013 (2)          5,895         5,906
Roseville CA Water Utility Rev. COP                               5.20%      12/1/2015 (3)          5,000         4,787
Sacramento CA Cogeneration Project Rev.                           5.25%       7/1/2011 (1)          4,730         4,759
Sacramento CA Cogeneration Project Rev.                           5.25%       7/1/2015 (1)          5,755         5,557
Sacramento CA Muni. Util. Dist. Rev.                              5.75%       1/1/2010 (1)          5,000         5,153
Sacramento CA Muni. Util. Dist. Rev.                              6.20%      8/15/2005 (1)          2,000         2,088
Sacramento CA Muni. Util. Dist. Rev.                              6.25%      8/15/2007 (1)          8,000         8,363
Sacramento CA Redev. Agency (Merged Downtown Project)             5.25%      11/1/2010 (4)          3,895         3,945
Sacramento CA Redev. Agency (Merged Downtown Project)             6.75%      11/1/2005 (1)          1,000         1,029
Sacramento CA Redev. Agency (Tax Allocation Project)              6.50%      11/1/2013 (1)            225           231
Sacramento County CA Public Fac. Finance Corp. COP
 (Main Detention Fac. Project)                                    5.50%       6/1/2010 (1)          5,500         5,671
San Bernardino County CA COP (Medical Center Financing Project)   4.30%       8/1/2000 (1)          6,000         6,000
San Bernardino County CA COP (Medical Center Financing Project)   4.40%       8/1/2001 (1)          9,500         9,509
San Bernardino County CA COP (Medical Center Financing Project)   4.50%       8/1/2002 (1)          7,000         6,981
San Bernardino County CA COP (Medical Center Financing Project)   5.00%       8/1/2003 (1)          1,300         1,312
San Bernardino County CA COP (Medical Center Financing Project)   5.50%       8/1/2006 (1)          8,500         8,777
San Bernardino County CA COP (Medical Center Financing Project)   5.50%       8/1/2007 (1)          6,000         6,197
San Diego CA Financing Auth. Lease Rev.
 (Convention Center Expansion)                                    5.25%       4/1/2012 (2)          3,000         3,002
San Diego CA Financing Auth. Lease Rev.
(Convention Center Expansion)                                     5.25%       4/1/2014 (2)          5,680         5,549
San Diego CA Public Fac. Financing Auth. Sewer Rev.               5.00%      5/15/2016 (3)          3,250         2,998
San Diego CA Unified School Dist. COP                            5.375%       7/1/2002 (1)         10,835        11,010
San Diego CA Unified School Dist. COP                            5.375%       7/1/2003 (1)          10,43       510,653
San Diego CA Unified School Dist. GO                              0.00%       7/1/2009 (3)          6,270         3,902
San Diego CA Unified School Dist. GO                              0.00%       7/1/2014 (3)          3,400         1,528
San Diego CA Water Util. Rev.                                     5.25%       8/1/2009 (3)          2,000         2,035
San Diego CA Water Util. Rev.                                    5.375%       8/1/2010 (3)          6,000         6,144
San Diego CA Water Util. Rev.                                    5.375%       8/1/2012 (3)          2,000         2,016
San Diego CA Water Util. Rev.                                    5.375%       8/1/2014 (3)          3,000         2,975
San Diego County CA COP                                           5.25%       5/1/2011 (2)          3,395         3,414
San Diego County CA Regional Transp. Comm.                        6.00%       4/1/2004 (2)          3,000         3,132
San Diego County CA Regional Transp. Comm.                        6.25%       4/1/2002 (3)          5,000         5,140
San Francisco CA Bay Area Rapid Transit Rev.                      5.55%       7/1/2009 (3)          4,920         5,046
San Francisco CA City & County Airport Rev.                       5.25%       5/1/2010 (1)          3,110         3,110
San Francisco CA City & County Airport Rev.                       5.25%       5/1/2011 (3)          4,150         4,119
San Francisco CA City & County Airport Rev.                       5.25%       5/1/2012 (4)          2,250         2,250
San Francisco CA City & County Airport Rev.                       5.25%       5/1/2012 (3)          4,380         4,319
San Francisco CA City & County Airport Rev.                       5.50%       5/1/2009 (4)          5,025         5,154
San Francisco CA City & County Airport Rev.                       5.50%       5/1/2009 (1)          2,945         3,007

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                                                                                                     FACE        MARKET
CALIFORNIA INSURED                                                            MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                COUPON           DATE              (000)          (000
-----------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Airport Rev.                       5.50%       5/1/2009 (3)          3,000         3,063
San Francisco CA City & County Airport Rev.                       5.50%       5/1/2010 (3)          2,880         2,946
San Francisco CA City & County Airport Rev.                       5.50%       5/1/2010 (4)          5,300         5,422
San Francisco CA City & County Airport Rev.                       5.50%       5/1/2011 (3)          3,080         3,135
San Francisco CA City & County Airport Rev.                       5.50%       5/1/2011 (4)          2,135         2,186
San Francisco CA City & County Airport Rev.                       6.00%       5/1/2007 (1)          2,645         2,788
San Francisco CA City & County Airport Rev.                       6.20%       5/1/2002 (2)(Prere.)    645           676
San Francisco CA City & County Airport Rev.                       6.20%       5/1/2007 (2)            970         1,010
San Francisco CA City & County Airport Rev.                       6.25%       5/1/2008 (1)          2,190         2,345
San Francisco CA City & County Airport Rev.                       6.30%       5/1/2002 (2)(Prere.)    435           457
San Francisco CA City & County Airport Rev.                       6.30%       5/1/2011 (2)            650           677
San Francisco CA City & County Airport Rev.                       6.40%       5/1/2003 (1)(Prere.)    470           501
San Francisco CA City & County Airport Rev.                       6.40%       5/1/2005 (1)          2,330         2,470
San Francisco CA City & County Airport Rev.                       6.50%       5/1/2002 (2)(Prere.)    865           912
San Francisco CA City & County Airport Rev.                       6.50%       5/1/2013 (2)          1,295         1,349
San Francisco CA City & County Airport Rev.                       6.60%       5/1/2003 (1)(Prere.)    170           182
San Francisco CA City & County Airport Rev.                       6.60%       5/1/2007 (1)            830           881
San Francisco CA City & County Sewer Rev.                         6.00%      10/1/2011 (2)          2,000         2,066
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.       0.00%      1/15/2003 (1)          6,000         5,282
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.       0.00%      1/15/2006 (1)         14,745        11,115
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.       0.00%      1/15/2011 (1)          7,140         4,025
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.       0.00%      1/15/2014 (1)          5,500         2,534
San Jose CA Redev. Agency (Merged Area Redev. Project)           5.375%       8/1/2001 (1)          2,165         2,192
San Jose CA Redev. Agency (Merged Area Redev. Project)           5.375%       8/1/2002 (1)          2,270         2,306
San Mateo CA Transp. Dist. Sales Tax Rev.                         5.25%       6/1/2013 (4)          1,865         1,848
San Mateo CA Transp. Dist. Sales Tax Rev.                         5.25%       6/1/2014 (4)          4,275         4,180
San Ramon Valley CA Unified School Dist. GO                       0.00%       7/1/2006 (3)          3,750         2,764
San Ramon Valley CA Unified School Dist. GO                       0.00%       7/1/2007 (3)          4,950         3,453
San Ramon Valley CA Unified School Dist. GO                       0.00%       7/1/2008 (3)          6,050         3,983
Santa Anna CA Finance Auth. Rev.                                 5.375%       9/1/2009 (1)          3,040         3,117
Santa Anna CA Finance Auth. Rev.                                 5.375%       9/1/2010 (1)          1,600         1,636
Santa Barbara CA Redev. Agency
 (Tax Allocation Central City Project)                            5.50%       3/1/2001 (2)          2,215         2,236
Santa Clara County CA Financing Auth. Lease Rev.                  5.50%      5/15/2011 (2)          4,535         4,586
Santa Clara County CA Financing Auth. Lease Rev.                  5.50%      5/15/2012 (2)          4,785         4,819
Santa Clara County CA Financing Auth. Lease Rev.                  7.75%     11/15/2010 (2)          4,500         5,431
Santa Margarita/Dana Point CA Auth. Rev.                          5.50%       8/1/2008 (2)          3,345         3,463
Santa Margarita/Dana Point CA Auth. Rev.                          5.50%       8/1/2009 (2)          3,860         3,992
Santa Margarita/Dana Point CA Auth. Rev.                          5.50%       8/1/2010 (2)          2,245         2,312
Santa Margarita/Dana Point CA Auth. Rev.                          7.25%       8/1/2006 (1)          3,315         3,724
Santa Margarita/Dana Point CA Auth. Rev.                          7.25%       8/1/2010 (1)          2,180         2,541
Santa Margarita/Dana Point CA Auth. Rev.                          7.25%       8/1/2011 (1)          1,640         1,912
Santa Monica CA Malibu Unified School Dist. Rev.                  5.25%       8/1/2011 (3)          3,695         3,704
Santa Rosa CA Waste Water Service Fac. Dist.                      6.20%       7/2/2009 (2)          2,450         2,544
South Orange County CA Public Finance Auth. Rev.                  5.25%      8/15/2013 (2)          2,290         2,262
South Orange County CA Public Finance Auth. Rev.                 5.375%      8/15/2012 (4)          5,605         5,642
South Orange County CA Public Finance Auth. Rev.                 5.375%      8/15/2013 (4)          5,910         5,912
South Orange County CA Public Finance Auth. Rev.                  7.00%       9/1/2005 (1)          3,440         3,777
South Orange County CA Public Finance Auth. Rev.                  7.00%       9/1/2007 (1)          1,000         1,121
South Orange County CA Public Finance Auth. Rev.                  7.00%       9/1/2008 (1)          5,610         6,328
South Orange County CA Public Finance Auth. Rev.                  7.00%       9/1/2009 (1)          5,000         5,689
South Orange County CA Public Finance Auth. Rev.                  7.00%       9/1/2010 (1)          3,300         3,781
South Orange County CA Public Finance Auth. Rev.                  7.00%       9/1/2011 (1)          3,490         3,991
South Orange County CA Public Finance Auth. Rev.                  9.50%      8/15/2004 (1)          4,395         5,163
Southern California Public Power Auth. VRDO
 (Southern Transmission Project)                                  3.70%       6/7/2000 (2) LOC     21,950        21,950
Southern California Rapid Transit Dist.                           5.80%       9/1/2006 (2)          3,000         3,157
Southern California Rapid Transit Dist.                           5.90%       9/1/2007 (2)          3,155         3,345
Southern California Rapid Transit Dist.                           6.00%       9/1/2008 (2)          2,650         2,751
Sweetwater CA Water Rev.                                          7.00%       4/1/2010 (2)          1,830         1,852
Tri-City CA Hosp. Dist.                                           5.50%      2/15/2008 (1)          3,805         3,913

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                                                                                                     FACE        MARKET
CALIFORNIA INSURED                                                            MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                COUPON           DATE              (000)          (000
-----------------------------------------------------------------------------------------------------------------------
Tri-City CA Hosp. Dist.                                           5.50%      2/15/2009 (1)          2,665         2,730
Tri-City CA Hosp. Dist.                                          5.625%      2/15/2011 (1)          2,970         3,038
Tri-City CA Hosp. Dist.                                          5.625%      2/15/2012 (1)          1,880         1,911
Tulare County CA COP                                              5.00%      8/15/2009 (1)          1,000           998
Tulare County CA COP                                              5.70%     11/15/2003 (1)          1,000         1,032
Tulare County CA COP                                              5.80%     11/15/2004 (1)          1,000         1,043
Turlock Irrigation Dist. Rev.                                     5.00%       1/1/2015 (1)          2,555         2,391
Tustin CA Unified School Dist. Special Tax                        5.00%       9/1/2011 (4)          2,070         2,035
Tustin CA Unified School Dist. Special Tax                        5.00%       9/1/2013 (4)          2,540         2,437
Tustin CA Unified School Dist. Special Tax                        5.00%       9/1/2015 (4)          3,080         2,871
Univ. of California Research Fac. Rev.                            5.00%       9/1/2008 (4)          1,240         1,243
Univ. of California Rev. (Medical Center)                        5.625%       7/1/2010 (2)          6,660         6,858
Univ. of California Rev. (Multiple Purpose Project)              10.00%       9/1/2002 (1)          2,950         3,277
Univ. of California Rev. (Multiple Purpose Project)              10.00%       9/1/2002 (2)          1,000         1,111
Univ. of California Rev. (Multiple Purpose Project)              10.00%       9/1/2003 (2)          2,000         2,310
Univ. of California Rev. (Multiple Purpose Project)              12.00%       9/1/2003 (2)          2,000         2,421
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)         6.00%       6/1/2003 (1)          3,380         3,497
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)         6.00%       6/1/2004 (1)          3,580         3,735
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)         6.00%       6/1/2005 (1)          3,675         3,859
OUTSIDE CALIFORNIA:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.        5.00%      11/1/2001 (2)          2,410         2,418
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.        5.25%      11/1/2003 (2)          1,635         1,648
Puerto Rico Aqueduct & Sewer Auth. Rev.                           6.00%       7/1/2009 (1)          5,250         5,562
Puerto Rico Public Improvement GO                                 5.75%       7/1/2008 (1)          6,985         7,282
Puerto Rico Electric Power Auth. Rev.                             6.00%       7/1/2012 (1)          6,680         7,038
Puerto Rico Electric Power Auth. Rev.                             6.25%       7/1/2010 (1)          1,850         1,998
Puerto Rico Electric Power Auth. Rev.                             6.50%       7/1/2005 (1)         20,525        21,872
Puerto Rico GO                                                    6.50%       7/1/2011 (1)          2,500         2,747
Puerto Rico GO                                                    6.50%       7/1/2014 (1)          7,260         7,995
Puerto Rico Highway and Transp. Auth. Transp. Rev.               5.625%       7/1/2015 (1)          5,445         5,456
Puerto Rico Highway and Transp. Auth. Transp. Rev.                6.00%       7/1/2012 (1)          7,470         7,852
Puerto Rico Muni. Finance Agency                                  5.50%       8/1/2007 (4)          8,000         8,214
Puerto Rico Muni. Finance Agency                                 5.625%       8/1/2010 (4)         17,275        17,848
Puerto Rico Public Buildings Auth. Public Educ. & Health Fac. Rev.5.75%       7/1/2010 (2)          5,000         5,213
                                                                                                             ----------
                                                                                                              1,264,971
SECONDARY MARKET INSURED (3.7%)                                                                              ----------
California GO                                                     6.50%       9/1/2006 (2)          3,000         3,262
California Public Works Board Lease Rev.
(California State Univ.)                                          5.30%      10/1/2015 (2)          6,655         6,472
California Public Works Board Lease Rev. (Dept. of Corrections)  5.375%      11/1/2014 (1)          4,400         4,354
East Bay California Muni. Util. Dist.                             5.00%       4/1/2015 (3)          8,000         7,459
Long Beach CA Harbor Dept. Rev.                                   8.50%      5/15/2003 (1)          6,235         6,827
Los Angeles County CA Public Works Financing Auth. Rev.           5.00%      10/1/2016 (1)         10,000         9,212
Sacramento CA Cogeneration Auth. Rev.                             5.25%       7/1/2014 (1)          5,500         5,371
Outside California:
Puerto Rico GO                                                    5.00%       7/1/2005 (1)          5,630         5,640
Puerto Rico Public Improvement GO                                 5.50%       7/1/2009 (1)          2,500         2,563
                                                                                                              ---------
                                                                                                                 51,160
NONINSURED (5.5%)                                                                                             ---------
California Dept. of Water Resources (Central Valley Project)     5.125%      12/1/2013              2,000         1,953
California Dept. of Water Resources (Central Valley Project)     5.125%      12/1/2015              1,410         1,338
California Dept. of Water Resources (Central Valley Project)     5.125%      12/1/2016              1,000           937
California Educ. Fac. Auth. Rev. (Univ. of Southern California)   5.60%      10/1/2009              2,680         2,793
California GO                                                     5.25%       6/1/2015              7,000         6,774
California GO                                                     5.50%       3/1/2015              4,000         3,976
California GO                                                     6.50%       2/1/2007              2,000         2,173
California Health Fac. Finance Auth. VRDO (St. Joseph Health)     4.10%       6/2/2000              1,700         1,700
California Housing Finance Agency Rev. Home Mortgage              5.85%       8/1/2016              3,950         3,952
California PCR Financing Auth. VRDO (Exxon Project)               4.05%       6/2/2000              1,900         1,900
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)  3.55%       6/7/2000 LOC          5,600         5,600

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                                                                                                     FACE        MARKET
CALIFORNIA INSURED                                                            MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                COUPON           DATE              (000)          (000
-----------------------------------------------------------------------------------------------------------------------
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)  4.15%       6/2/2000 LOC          1,700         1,700
Foothills-De Anza CA Community College Dist.                      6.00%       8/1/2011              1,330         1,419
Foothills-De Anza CA Community College Dist.                      6.00%       8/1/2012              1,150         1,218
Foothills-De Anza CA Community College Dist.                      6.00%       8/1/2013              1,235         1,300
Irvine CA Assessment Dist. Improvement Boards VRDO (Oak Creek)    4.15%       6/2/2000 LOC            470           470
Los Angeles CA Harbor Dept. Rev.                                  5.25%      11/1/2008              4,195         4,220
Los Angeles CA Harbor Dept. Rev.                                  5.50%       8/1/2007              3,000         3,076
Los Angeles CA Harbor Dept. Rev.                                 5.875%       8/1/2010              6,000         6,232
Los Angeles CA Harbor Dept. Rev.                                  5.90%       8/1/2011              7,385         7,644
Los Angeles County CA Public Works Financing Auth. Lease Rev.     5.25%       9/1/2015              1,000           963
San Diego CA Unified School Dist. COP                             5.25%       7/1/2001             11,265        11,381
OUTSIDE CALIFORNIA:
Puerto Rico TRAN                                                  4.50%      7/30/2000              3,700         3,699
                                                                                                             ----------
                                                                                                                 76,418
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,412,360)                                                                                            1,392,549
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
-----------------------------------------------------------------------------------------------------------------------
Other Assets-Note B                                                                                              28,794
Liabilities                                                                                                     (35,631)
                                                                                                             ----------
                                                                                                                 (6,837)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 133,195,772 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                                   $1,385,712
=======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $10.40
=======================================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 31.
-----------------------------------------------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------
                                                                                    AMOUNT                          PER
                                                                                     (000)                        SHARE
-----------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                $1,409,969                        $10.58
Undistributed Net Investment Income                                                     -                             -
Accumulated Net Realized Losses                                                    (4,446)                         (.03)
Unrealized Depreciation-Note F                                                    (19,811)                         (.15)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                     $1,385,712                        $10.40
=======================================================================================================================

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

-----------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE        MARKET
                                                                              MATURITY             AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON            DATE               (000)         (000)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.3%)
-----------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (90.3%)
ABAG Finance Auth. For Non-Profit Corp. COP
 (Children's Hosp. Medical Center)                               6.00%       12/1/2029 (2)          3,000         3,000
Alameda CA Corridor Transp. Auth. Rev.                          5.125%       10/1/2016 (2)          7,165         6,716
Anaheim CA Convention Center Finance COP                         0.00%        8/1/2005 (1)          1,250           967
Anaheim CA Convention Center Finance COP                         0.00%        8/1/2006 (1)          3,125         2,291
Anaheim CA Convention Center Finance COP                         5.50%        8/1/2014 (1)          5,750         5,752
Barstow CA Redev. Agency                                         6.25%        9/1/2022 (1)          2,225         2,270
California Community College Financing Auth. TRAN                4.00%       7/28/2000 (4)         10,000         9,985
California Dept. of Transp. COP                                  5.25%        3/1/2016 (1)          9,250         8,820
California Dept. of Veteran Affairs                              5.45%       12/1/2019 (2)         18,450        17,631
California Educ. Fac. Auth. (Point Loma Nazarene Univ.)          5.00%       10/1/2021 (1)         11,000         9,721
California Educ. Fac. Auth. (Santa Clara Univ.)                  5.25%        9/1/2015 (2)          1,325         1,291
California Educ. Fac. Auth. (Santa Clara Univ.)                  5.25%        9/1/2016 (2)          1,000           964
California Educ. Fac. Auth. (Santa Clara Univ.)                  5.25%        9/1/2017 (2)          1,000           956
California Educ. Fac. Auth. (Occidental College)                 5.70%       10/1/2027 (1)         11,565        11,200
California GO                                                    5.25%       10/1/2014 (3)         15,610        15,255
California GO                                                    6.00%        8/1/2019 (3)            210           212
California GO                                                    7.00%       11/1/2004 (3)(Prere.)  1,935         2,136
California GO                                                    7.00%       11/1/2013 (3)           6570
California Health Fac. Finance Auth. (Adventist Health System)   6.75%        3/1/2011 (1)          5,000         5,165
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                     5.75%        7/1/2015 (2)          4,080         4,106
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                     6.00%        7/1/2017 (1)         27,900        28,362
California Health Fac. Finance Auth. Rev.(Kaiser Permanente)     5.25%       10/1/2010 (2)          9,785         9,854
California Health Fac. Finance Auth. Rev.(Little Company of Mary)4.50%       10/1/2028 (2)          5,000         3,840
California Health Fac. Finance Auth. Rev.(Little Company of Mary)5.00%       10/1/2020 (2)         15,655        13,745
California Health Fac. Finance Auth. Rev. (San Diego Hosp.)      6.20%        8/1/2020 (1)          3,820         3,863
California Health Fac. Finance Auth. Rev. (Scripps Health)       5.00%       10/1/2018 (1)          7,355         6,551
California Health Fac. Finance Auth. Rev. (Scripps Health)       5.00%       10/1/2022 (1)          5,760         4,986
California Health Fac. Finance Auth. Rev.
(UCSF Stanford Health Care)                                      5.00%      11/15/2018 (2)         10,000         8,903
California Housing Finance Agency Multifamily Housing Rev.       6.05%        8/1/2027 (2)          5,000         4,967
California Housing Finance Agency Multifamily Housing Rev.      8.625%        8/1/2015 (1)            145           145
California Housing Finance Agency Rev. Home Mortgage             0.00%        8/1/2018 (2)          8,825         2,783
California Polytechnical Univ. Rev. (Pomona Student Union)      5.625%        7/1/2026 (3)          3,000         2,879
California Polytechnical Univ. Rev. (Pomona Student Union)      5.625%        7/1/2030 (3)          5,260         5,029
California Public Works Board Lease Rev. (Dept. of Corrections)  5.50%       12/1/2012 (1)          2,000         2,020
California Public Works Board Lease Rev. (Dept. of Corrections)  5.50%        1/1/2017 (2)         22,285        21,880
California Public Works Board Lease Rev. (Dept. of Corrections) 5.625%       11/1/2016 (1)          9,200         9,215
California Public Works Board Lease Rev. (Dept. of Health Srvcs) 5.75%       11/1/2024 (1)          7,885         7,713
California Public Works Board Rev. (California State Univ.)     5.375%       10/1/2017 (2)         10,250         9,874
California State Univ. & Colleges Housing System Rev.           5.625%       11/1/2024 (3)          6,920         6,632
Calleguas-Las Virgenes CA Public Finance Auth. Rev.              5.00%       11/1/2017 (4)          3,435         3,133
Capistrano CA Unified Public Schools                             5.70%        9/1/2016 (2)         10,000        10,047
Central Coast CA Water Auth. Rev.                                5.00%       10/1/2022 (2)          7,500         6,642
Chino Basin CA Regional Financing Auth. Rev.
 (Muni. Water Dist. Sewer System Project)                        6.00%        8/1/2016 (2)          5,500         5,613
Chino Basin CA Regional Financing Auth. Rev.
 (Inland Empire Util. Agency Sewer Project)                      5.75%       11/1/2019 (1)          3,325         3,317
Chino Basin CA Regional Financing Auth. Rev.
 (Inland Empire Util. Agency Sewer Project)                      5.75%       11/1/2022 (1)          1,000           984
Clovis CA Unified School Dist. GO                                0.00%        8/1/2007 (3)         15,000        10,463
Clovis CA Unified School Dist. GO                                0.00%        8/1/2008 (3)         14,265         9,395
Clovis CA Unified School Dist. GO                                0.00%        8/1/2009 (3)         19,725        12,288
Clovis CA Unified School Dist. GO                                0.00%        8/1/2010 (3)         21,485        12,623
Clovis Ca Unified School Dist. GO                                0.00%        8/1/2011 (3)          1,625           896
Contra Costa CA COP                                              5.50%        6/1/2012 (2)          6,850         6,901

                                       26
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
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                                                                                                     FACE        MARKET
                                                                              MATURITY             AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON            DATE               (000)         (000)
-----------------------------------------------------------------------------------------------------------------------
Contra Costa CA Water Dist. Rev.                                 5.50%       10/1/2019 (1)          3,000         2,903
Coronado CA Community Dev. Agency                               5.375%        9/1/2026 (1)          2,700         2,481
Coronado CA Community Dev. Agency                                5.60%        9/1/2030 (1)          4,105         3,899
Culver City CA Redev. Finance Auth.                              5.60%       11/1/2025 (4)          2,250         2,150
Culver City CA Wastewater Fac. Rev.                              5.70%        9/1/2029 (2)          5,000         4,834
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.  4.75%        6/1/2028 (2)          7,195         5,893
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.  6.50%        6/1/2004 (2)(Prere.)  2,000         2,162
Eastern CA Muni. Water. Dist. Water & Sewer Rev.                 6.75%        7/1/2012 (3)          8,500         9,638
El Dorado County CA Public Agency Finance Auth. Rev.             5.50%       2/15/2016 (3)          9,000         8,888
Elsinore Valley CA Muni. Water Dist. COP                         6.00%        7/1/2012 (3)          2,210         2,353
Escondido CA Union High School Dist.                             0.00%       11/1/2020 (1)          3,000           878
Evergreen CA School Dist.                                       5.625%        9/1/2024 (3)          6,300         6,038
Foothill/Eastern Corridor Agency California Toll Road Rev.      5.125%       1/15/2019 (1)          3,200         2,922
Fresno CA Water System Rev.                                      5.00%        6/1/2024 (3)          3,000         2,614
Glendale CA Hosp. Rev. (Adventist Health System)                 6.00%        3/1/2014 (1)          3,000         3,036
Helix CA Water Dist. CP                                          5.00%        4/1/2019 (4)          4,250         3,796
Kern CA High School Dist.                                        6.25%        8/1/2011 (1)          1,065         1,154
Kern CA High School Dist.                                        6.40%        8/1/2014 (1)          1,490         1,621
Kern CA High School Dist.                                        6.40%        8/1/2015 (1)          1,645         1,785
Kern CA High School Dist.                                        6.40%        8/1/2016 (1)          1,815         1,964
King County CA Joint Unified High School Dist.                   5.00%        8/1/2020 (1)          2,695         2,396
La Quinta CA Redev. Agency (Tax Allocation Project)              7.30%        9/1/2010 (1)          1,145         1,338
Long Beach CA Finance Auth. Lease Rev. (Temple & Willow Fac.)    5.50%       10/1/2018 (1)          5,030         4,894
Long Beach CA Finance Auth. Lease Rev.
 (Rainbow Harbor Refinancing Project)                           5.125%        5/1/2020 (2)          2,750         2,490
Long Beach CA Finance Auth. Lease Rev.                           6.00%       11/1/2017 (2)          2,000         2,081
Los Angeles CA Dept. of Water & Power Rev.                       5.00%      10/15/2017 (1)         11,600        10,545
Los Angeles CA Dept. of Water & Power Rev.                       5.00%      10/15/2018 (1)         11,600        10,414
Los Angeles CA Unified School Dist.                              5.00%        7/1/2021 (3)         12,000        10,614
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.00%        7/1/2023 (2)         10,100         8,823
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%        7/1/2011 (4)          9,570         9,642
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%        7/1/2017 (4)          7,700         7,260
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%        7/1/2018 (1)          5,000         4,673
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%        7/1/2019 (1)          6,530         6,062
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%        7/1/2023 (2)         13,025        11,827
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.        5.25%        7/1/2027 (1)          8,210         7,388
Los Angeles County CA Public Works Financing Auth. Lease Rev.
Multiple Capital Fac. Project                                   5.125%        6/1/2017 (2)          1,965         1,821
Los Angeles County CA Public Works Financing Auth. Lease Rev.
Multiple Capital Fac. Project                                   5.125%       12/1/2029 (2)         16,000        13,995
Los Angeles County CA Schools Regionalized
Business Services COP                                            0.00%        8/1/2014 (2)          1,000           446
Los Angeles County CA Schools Regionalized Business Services     0.00%        8/1/2020 (2)          2,095           620
MSR California Public Power Agency (San Juan Project)           6.125%        7/1/2013 (2)          8,000         8,613
MSR California Public Power Agency (San Juan Project)            6.75%        7/1/2020 (1)         38,785        42,647
MSR California Public Power Agency VRDO (San Juan Project)       4.15%        6/2/2000 (1)            100           100
Metro. Water Dist. of Southern California Rev.                   5.00%        7/1/2030 (1)          9,000         7,698
Metro. Water Dist. of Southern California Rev.                   5.50%        7/1/2025 (1)         18,500        17,398
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Domestic Water Project)                                        5.75%        9/1/2005 (2)(Prere.)  3,750         3,977
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)6.50%       10/1/2011 (2)          8,125         8,811
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)6.50%       10/1/2022 (2)          9,750        10,407
Natomas CA Unified School Dist.                                  5.20%        9/1/2019 (3)          5,000         4,613
North City West CA School Fac. Finance Auth.                     6.00%        9/1/2019 (4)          2,000         2,026
Northern California Power Agency (Hydro Electric Project)        6.30%        7/1/2018 (1)         10,000        10,742
Northern California Power Agency (Hydro Electric Project)        7.50%        7/1/2021 (2)(Prere.)  1,810         2,143
Oakland CA Building Auth. Lease Rev. (Harris Building)           5.00%        4/1/2023 (2)          4,000         3,497
Oakland CA Redev. Agency (Central Dist. Project)                 5.50%        2/1/2014 (2)          5,500         5,536
Palmdale CA Elementary School Dist. Special Tax Rev.             5.80%        8/1/2029 (4)          6,410         6,268
Palomar Pomerado Health System California Rev.                  5.375%       11/1/2011 (1)          3,865         3,899

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
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                                                                                                     FACE        MARKET
                                                                              MATURITY             AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON            DATE               (000)         (000)
-----------------------------------------------------------------------------------------------------------------------
Palomar Pomerado Health System California Rev.                  5.375%       11/1/2013 (1)          6,730         6,688
Pasadena CA Unified School Dist.                                 5.00%        7/1/2020 (3)          4,000         3,558
Pasadena CA Unified School Dist.                                 5.00%        5/1/2023 (3)          5,155         4,506
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                            0.00%        8/1/2021 (2)          2,575           713
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                            0.00%        8/1/2022 (2)          3,755           970
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                            0.00%        8/1/2023 (2)          8,750         2,117
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                            0.00%        8/1/2024 (2)          1,000           227
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                            5.70%        8/1/2032 (4)          7,000         6,752
Placer County California Water Agency Water Rev. COP
Capital Improvement Projects                                     5.50%        7/1/2029 (2)          4,500         4,215
Pomona CA Unified School Dist. GO                                5.60%        8/1/2014 (1)          1,585         1,600
Pomona CA Unified School Dist. GO                                5.60%        8/1/2015 (1)          2,000         2,008
Pomona CA Unified School Dist. GO                                5.60%        8/1/2016 (1)          1,000           998
Pomona CA Unified School Dist. GO                                7.50%        8/1/2017 (1)          2,540         3,039
Port of Oakland CA Rev.                                          5.40%       11/1/2017 (1)         16,705        16,137
Port of Oakland CA Rev.                                          5.50%       11/1/2017 (1)          4,350         4,212
Port of Oakland CA Rev.                                          5.60%       11/1/2019 (1)         22,280        21,764
Port of Oakland CA Rev.                                          5.75%       11/1/2029 (3)          2,250         2,161
Rancho CA Water Dist. Finance Auth. Rev.                        5.875%       11/1/2010 (3)          3,585         3,755
Rancho CA Water Dist. Finance Auth. Rev.                         6.25%        8/1/2012 (3)          3,000         3,100
Rancho Cucamonga CA Redevelopment Agency
 (Rancho Redevelopment Project)                                  5.10%        9/1/2014 (4)          3,040         2,916
Redding CA Joint Power Finance Auth. Waste Water Rev.            5.50%       12/1/2018 (3)          5,400         5,236
Sacramento CA Finance Auth. Rev.                                 5.25%        5/1/2019 (2)         21,950        20,383
Sacramento CA Finance Auth. Rev.                                5.375%       11/1/2014 (2)          9,000         8,942
Sacramento CA Finance Auth. Rev.                                 5.40%       11/1/2020 (2)          6,785         6,428
Sacramento CA Muni. Util. Dist. Rev.                             6.25%       8/15/2010 (1)         33,800        36,832
Sacramento CA Muni. Util. Dist. Rev.                             6.30%       8/15/2018 (1)         14,000        14,361
Sacramento CA Redev. Agency (Tax Allocation Project)             6.50%       11/1/2000 (1)(Prere.)  4,850         4,989
Sacramento CA Redev. Agency (Tax Allocation Project)             6.50%       11/1/2013 (1)            650           667
Sacramento CA Rev. (Cogeneration Project)                        5.00%        7/1/2017 (1)          4,760         4,341
Sacramento County CA Airport System Rev.                         5.00%        7/1/2026 (3)          3,250         2,809
Sacramento County CA Public Fac. Finance Corp. COP
 (Main Detention Fac. Project)                                   5.50%        6/1/2010 (1)          5,760         5,939
San Bernardino County CA COP (Medical Center Financing Project)  5.50%        8/1/2005 (1)(Prere.) 12,790        13,383
San Bernardino County CA COP (Medical Center Financing Project)  6.50%        8/1/2017 (1)         17,915        19,656
San Diego CA Public Fac. Finance Auth. Sewer Rev.                5.25%       5/15/2027 (3)          6,450         5,814
San Diego CA Unified School Dist. GO                             0.00%        7/1/2015 (3)          5,370         2,257
San Diego CA Unified School Dist. GO                             0.00%        7/1/2016 (3)          4,565         1,792
San Diego CA Water Auth. Rev. COP                                5.25%        5/1/2015 (3)         14,290        13,788
San Diego CA Water Util. Rev.                                    5.00%        8/1/2018 (3)          2,000         1,803
San Diego CA Water Util. Rev.                                    5.00%        8/1/2021 (3)          4,975         4,399
San Diego Unified School Dist. GO                                0.00%        7/1/2018 (3)          4,500         1,537
San Francisco CA Bay Area Rapid Transit Rev.                     6.75%        7/1/2010 (2)          6,370         7,190
San Francisco CA Bay Area Rapid Transit Rev.                     6.75%        7/1/2011 (2)          7,455         8,425
San Francisco CA Building Auth. Rev. (Civic Center Complex)      5.25%       12/1/2016 (2)         22,575        21,498
San Francisco CA Building Auth. Rev. (Civic Center Complex)      5.25%       12/1/2021 (2)          4,000         3,672
San Francisco CA City & County Airport Rev.                      5.00%        5/1/2023 (3)          8,500         7,260
San Francisco CA City & County Airport Rev.                      6.00%        5/1/2003 (1)(Prere.)    740           779
San Francisco CA City & County Airport Rev.                      6.00%        5/1/2010 (1)          1,640         1,702
San Francisco CA City & County Airport Rev.                      6.00%        5/1/2011 (1)          1,720         1,779
San Francisco CA City & County Airport Rev.                      6.00%        5/1/2020 (1)          5,325         5,352
San Francisco CA City & County Airport Rev.                      6.20%        5/1/2002 (2)(Prere.)  2,410         2,527
San Francisco CA City & County Airport Rev.                      6.20%        5/1/2006 (2)          2,995         3,121
San Francisco CA City & County Airport Rev.                      6.20%        5/1/2008 (2)            595           620

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
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                                                                                                     FACE        MARKET
                                                                              MATURITY             AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON            DATE               (000)         (000)
-----------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Airport Rev.                      6.30%        5/1/2002 (2)(Prere.)  2,005         2,106
San Francisco CA City & County Airport Rev.                      6.30%        5/1/2011 (2)          2,995         3,119
San Francisco CA City & County Airport Rev.                      6.50%        5/1/2003 (1)(Prere.)    545           582
San Francisco CA City & County Airport Rev.                      6.50%        5/1/2006 (1)          2,735         2,901
San Francisco CA City & County Airport Rev.                      6.60%        5/1/2003 (1)(Prere.)    410           439
San Francisco CA City & County Airport Rev.                      6.60%        5/1/2007 (1)          2,080         2,208
San Francisco CA City & County Airport Rev.                     6.625%        5/1/2003 (1)(Prere.)    620           664
San Francisco CA City & County Airport Rev.                     6.625%        5/1/2008 (1)          3,100         3,293
San Francisco CA City & County Airport Rev.                      6.70%        5/1/2003 (1)(Prere.)    665           714
San Francisco CA City & County Airport Rev.                      6.70%        5/1/2009 (1)          3,305         3,518
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%       1/15/2021 (1)         12,385         3,551
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      0.00%       1/15/2024 (1)         15,000         3,529
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.      5.25%       1/15/2030 (1)         17,000        15,135
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.     5.375%       1/15/2029 (1)         34,290        31,373
San Jose CA Redev. Agency                                        5.00%        8/1/2020 (1)          3,500         3,105
San Jose CA Redev. Agency                                        6.00%        8/1/2011 (1)          8,845         9,399
San Mateo County CA Finance Auth. Rev.                           6.50%        7/1/2013 (1)         14,560        15,941
San Mateo Transp. Dist. Sales Tax Rev.                           5.25%        6/1/2015 (4)          4,525         4,375
San Ramon Valley Unified School Dist. GO                         0.00%        7/1/2009 (3)          4,895         3,046
San Ramon Valley Unified School Dist. GO                         0.00%        7/1/2010 (3)          7,050         4,136
San Ramon Valley Unified School Dist. GO                         0.00%        7/1/2011 (3)          7,355         4,048
San Ramon Valley Unified School Dist. GO                         0.00%        7/1/2012 (3)          6,645         3,425
San Ramon Valley Unified School Dist. GO                         0.00%        7/1/2013 (3)          7,430         3,580
San Ramon Valley Unified School Dist. GO                         0.00%        7/1/2014 (3)          8,290         3,726
San Ramon Valley Unified School Dist. GO                         0.00%        7/1/2015 (3)          5,605         2,356
Santa Ana CA Finance Auth. Rev.                                  6.25%        7/1/2016 (1)          5,345         5,745
Santa Ana CA Finance Auth. Rev.                                  6.25%        7/1/2017 (1)          2,000         2,139
Santa Clara CA Redev. Agency (Bayshore North Project)            7.00%        7/1/2010 (2)          7,000         7,838
Santa Clara County CA Finance Auth. Rev.                         5.00%      11/15/2017 (2)          5,500         5,015
Santa Clara County CA Finance Auth. Rev.
 (Multiple Fac. Project-2000)                                    5.50%       5/15/2013 (2)          5,050         5,066
Santa Clara County CA Finance Auth. Rev.
 (Multiple Fac. Project-2000)                                    5.50%       5/15/2014 (2)          5,325         5,315
Santa Clara County CA Finance Auth. Rev.
 (Multiple Fac. Project-2000)                                    5.50%       5/15/2015 (2)          5,620         5,558
Santa Rosa CA Waste Water Rev.                                   6.00%        7/2/2015 (2)          7,000         7,355
Santa Rosa CA Waste Water Rev.                                   6.00%        9/1/2015 (3)          5,580         5,865
Santa Rosa CA Waste Water Rev.                                   6.25%        9/1/2002 (3)(Prere.)  7,075         7,425
Sante Fe Springs CA Redev. Agency                                6.00%        9/1/2014 (1)          5,350         5,486
South Coast CA Air Quality Management Dist. Rev.                 5.50%        8/1/2014 (1)          8,000         8,002
South Coast CA Air Quality Management Dist. Rev.                 6.00%        8/1/2011 (2)+         3,200         3,401
South County CA Regional Waste Water Auth. (Gilroy)              5.50%        8/1/2022 (3)          8,625         8,792
South Orange County CA Public Finance Auth. Rev.                 5.25%       8/15/2018 (4)         11,100        10,371
South Orange County CA Public Finance Auth. Rev.                 7.00%        9/1/2011 (1)          3,000         3,430
South Orange County CA Public Finance Auth. Rev.                 9.50%       8/15/2004 (1)          3,000         3,525
Southern California Public Power Auth. VRDO
 (Southern Transmission Project)                                 3.70%        6/7/2000 (2) LOC     11,605        11,605
Southern California Public Power Auth.
 (Southern Transmission Project)                                 5.75%        7/1/2021 (1)          3,000         2,978
Three Valley CA Muni. Water Dist. COP                            5.25%       11/1/2010 (3)          4,220         4,251
Tulare County CA COP                                             5.00%       8/15/2014 (1)          5,065         4,836
Tulare County CA COP                                             5.00%       8/15/2015 (1)          6,460         6,091
Ukiah CA Electric Rev.                                           6.25%        6/1/2018 (1)          6,000         6,410
Ukiah CA Electric Rev.                                           6.00%        6/1/2008 (1)          4,565         4,866
Union Elementary School Dist. GO                                 0.00%        9/1/2015 (3)          3,860         1,607
Union Elementary School Dist. GO                                 0.00%        9/1/2016 (3)          1,500           583
Union Elementary School Dist. GO                                 0.00%        9/1/2017 (3)          2,295           833
Union Elementary School Dist. GO                                 0.00%        9/1/2018 (3)          1,630           551
Union Elementary School Dist. GO                                 0.00%        9/1/2019 (3)          1,750           554
Union Elementary School Dist. GO                                 0.00%        9/1/2020 (3)          2,300           680

-----------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE        MARKET
                                                                              MATURITY             AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                    COUPON            DATE               (000)         (000)
-----------------------------------------------------------------------------------------------------------------------
Union Elementary School Dist. GO                                 0.00%        9/1/2021 (3)          2,000           553
Univ. of California Rev. (Medical Center)                        5.75%        7/1/2012 (2)         10,395        10,664
Univ. of California Rev. (Medical Center)                        5.75%        7/1/2014 (2)         12,160        12,308
Walnut CA Public Finance Auth.                                   6.00%        9/1/2015 (1)          5,000         5,089
Walnut Valley CA Unified School Dist.                            6.00%        8/1/2012 (2)          1,790         1,895
Walnut Valley CA Unified School Dist.                            6.00%        8/1/2013 (2)          1,980         2,085
Walnut Valley CA Unified School Dist.                            6.00%        8/1/2014 (2)          2,205         2,312
Walnut Valley CA Unified School Dist.                            6.00%        8/1/2015 (2)          2,470         2,580
Walnut Valley CA Unified School Dist.                            6.00%        8/1/2016 (2)          2,690         2,803
Walnut Valley CA Unified School Dist.                            6.20%        8/1/2009 (2)          1,270         1,372
West Sacramento CA Finance Auth. Rev.
 (Water System Improvement Project)                              5.25%        8/1/2008 (3)          2,160         2,181
West Sacramento CA Tax Allocation (Redev. Project)               6.25%        9/1/2001 (1)(Prere.)  8,250         8,591
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)        6.25%        6/1/2007 (1)          4,260         4,569
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)        6.25%        6/1/2008 (1)          3,530         3,796
OUTSIDE CALIFORNIA:
Puerto Rico Highway and Transp. Auth. Rev.                      5.875%        7/1/2035 (1)         10,000         9,903
                                                                                                              ---------
                                                                                                              1,348,624
SECONDARY MARKET INSURED (3.4%)                                                                               ---------
California GO                                                    6.25%        9/1/2012 (3)          9,000         9,796
California Public Works Rev. (Dept. of Corrections)              6.50%        9/1/2017 (2)         30,000        32,924
Los Angeles County CA Public Works Financing Auth. Rev.          5.00%       10/1/2016 (1)          8,540         7,867
                                                                                                              ---------
                                                                                                                 50,587
NONINSURED (6.6%)                                                                                             ---------
California Department of Water (Central Valley Project)          6.40%        6/1/2002(Prere.)     19,400        20,346
California Educ. Fac. Auth. Rev. (Univ. of Southern Ca. Project) 5.80%       10/1/2015              6,550         6,621
California Health Fac. Finance Auth. Rev. VRDO
 (Adventist Health System West Sutter Health)                    4.05%        6/8/2000 LOC            200           200
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.) 4.15%        6/2/2000 LOC            200           200
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.) 4.15%        6/2/2000 LOC          7,500         7,500
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)   4.50%        6/2/2000 LOC            275           275
California PCR Finance Auth. VRDO (Shell Oil Co.-Martinez)       4.10%        6/2/2000              7,200         7,200
California PCR Finance Auth. VRDO (Shell Oil Co.-Martinez)       4.10%        6/2/2000              2,610         2,610
California PCR Finance Auth. VRDO (Southern California Edison)   4.50%        6/2/2000              1,300         1,300
East Bay CA Muni. Util. Dist. Water System Rev.                  5.25%        6/1/2018              4,000         3,748
East Bay CA Muni. Util. Dist. Water System Rev.                  5.25%        6/1/2019              4,445         4,137
Irvine CA Ranch Water Dist. VRDO                                 4.15%        6/2/2000              6,100         6,100
Irvine CA Assessment Dist. Improvement Boards VRDO (Oak Creek)   4.15%        6/2/2000 LOC          5,000         5,000
Irvine CA Assessment Dist. Improvement VRDO (Northwest Irvine)   4.15%        6/2/2000 LOC          1,000         1,000
Los Angeles CA Department of Water & Power Electric Plant Rev.   6.50%        4/1/2010              3,950         4,134
Los Angeles County CA Public Works Rev.                          5.50%       10/1/2012              6,750         6,848
Los Angeles County CA School Pooled Financing Program TRAN       4.00%       9/29/2000              8,000         7,977
Metro. Water Dist. of Southern California Waterworks Rev.        5.00%        7/1/2027              2,280         1,965
Metro. Water Dist. of Southern California Waterworks Rev.        5.00%        7/1/2037              7,525         6,299
Metro. Water Dist. of Southern California Waterworks Rev.        8.00%        7/1/2008              2,000         2,387
Riverside County CA Public Fac. Project VRDO                     4.05%        6/6/2000 LOC          1,300         1,300
San Diego Water Auth. Rev. COP                                   5.00%        5/1/2017              2,300         2,094
                                                                                                             ----------
                                                                                                                 99,241
-----------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,508,600)                                                                                            1,498,452
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets-Note B                                                      31,804
Liabilities                                                             (35,689)
                                                                       ---------
                                                                         (3,885)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------

Applicable to 139,095,168 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                            $1,494,567
================================================================================
NET ASSET VALUE PER SHARE                                                $10.74
================================================================================
*See Note A in Notes to Financial Statements.
+Security segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see below.
--------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                            AMOUNT           PER
                                                             (000)         SHARE
--------------------------------------------------------------------------------
Paid in Capital                                        $1,513,087        $10.87
Undistributed Net Investment Income                             -             -
Accumulated Net Realized Losses                            (9,038)         (.06)
Unrealized Appreciation (Depreciation)-Note F
Investment Securities                                     (10,148)         (.07)
Futures Contracts                                             666             -
--------------------------------------------------------------------------------
NET ASSETS                                             $1,494,567        $10.74
================================================================================
KEY TO ABBREVIATIONS

COP-Certificate of Participation.
CP-Commercial Paper.
GO-General Obligation Bond.
PCR-Pollution Control Revenue Bond.
PUT-Put Option Obligation.
RAN-Revenue Anticipation Note.
TAN-Tax Anticipation Note.
TOB-Tender Option Bond.
TRAN-Tax Revenue Anticipation Note.
VRDO-Variable Rate Demand Obligation.
(Prere.)-Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC-Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                      CALIFORNIA      CALIFORNIA
                                  CALIFORNIA             INSURED         INSURED
                                  TAX-EXEMPT   INTERMEDIATE-TERM       LONG-TERM
                                MONEY MARKET          TAX-EXEMPT      TAX-EXEMPT
                                        FUND                FUND            FUND
--------------------------------------------------------------------------------
                                           SIX MONTHS ENDED MAY 31, 2000
                                 -----------------------------------------------
                                       (000)               (000)           (000)
--------------------------------------------------------------------------------
INVESTMENT  INCOME
INCOME
  Interest                          $40,698             $32,451         $41,323
                                  ----------------------------------------------
     Total Income                    40,698              32,451          41,323
                                  ----------------------------------------------
EXPENSES
  The Vanguard Group-Note  B
     Investment Advisory Services       139                  77              89
     Management and Administrative    1,597                 921           1,069
     Marketing and   Distribution       239                 133             120
  Custodian Fees                         14                   8               8
  Auditing  Fees                          4                   4               4
  Shareholders' Reports                  14                   8              12
  Trustees' Fees and Expenses             1                   1               1
                                   ---------------------------------------------
     Total Expenses                   2,008               1,152           1,303
     Expenses Paid Indirectly-Note C    (14)                 (8)             (8)
                                   ---------------------------------------------
     Net Expenses                     1,994               1,144           1,295
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                38,704              31,307          40,028
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities  Sold          (137)             (3,365)         (3,677)
  Futures Contracts                       -                   -           1,252
--------------------------------------------------------------------------------
REALIZED NET LOSS                      (137)             (3,365)         (2,425)
--------------------------------------------------------------------------------
CHANGE  IN  UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                   -              (8,831)         (7,798)
  Futures Contracts                       -                   -             666
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                          -              (8,831)         (7,132)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                   $38,567             $19,111         $30,471
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions-Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------------------
                                                             CALIFORNIA                      CALIFORNIA INSURED
                                                             TAX-EXEMPT                       INTERMEDIATE-TERM
                                                          MONEY MARKET FUND                     TAX-EXEMPT FUND
                                               ---------------------------------     ----------------------------------
                                                   SIX MONTHS               YEAR            SIX MONTHS             YEAR
                                                        ENDED              ENDED                 ENDED            ENDED
                                                 MAY 31, 2000      NOV. 30, 1999          MAY 31, 2000    NOV. 30, 1999
                                                        (000)              (000)                 (000)            (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                38,704             58,471                31,307           53,476
 Realized Net Gain (Loss)                               (137)               (11)               (3,365)           1,420
 Change in Unrealized Appreciation (Depreciation)         -                   -                (8,831)         (52,887)
                                              -------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                         38,567             58,460                19,111            2,009
                                              -------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                               (38,704)           (58,471)              (31,307)         (53,476)
 Realized Capital Gain                                    -                   -                     -                -
                                              -------------------------------------------------------------------------
  Total Distributions                                (38,704)           (58,471)              (31,307)         (53,476)
                                              -------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                            1,770,812          2,484,987               367,716          719,578
 Issued in Lieu of Cash Distributions                 35,993             54,288                24,355           42,416
 Redeemed                                         (1,550,539)        (2,223,239)             (329,934)        (380,849)
                                              -------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                       256,266            316,036                62,137          381,145
-----------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                           256,129            316,025                49,941          329,678
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS
 Beginning of Period                               2,286,251          1,970,226             1,335,771        1,006,093
                                              -------------------------------------------------------------------------
 End of Period                                    $2,542,380         $2,286,251            $1,385,712       $1,335,771
                                              =========================================================================
1Shares Issued (Redeemed)
 Issued                                            1,770,812          2,484,987                35,275           66,941
 Issued in Lieu of Cash Distributions                 35,993             54,288                 2,335            3,963
 Redeemed                                         (1,550,539)        (2,223,239)              (31,656)         (35,553)
                                              -------------------------------------------------------------------------
  Net Increase (Decrease) in
   Shares Outstanding                                256,266            316,036                 5,954           35,351
=======================================================================================================================

--------------------------------------------------------------------------------
                                                              CALIFORNIA
                                                           INSURED LONG-TERM
                                                             TAX-EXEMPT FUND
                                                     ---------------------------
                                                      SIX MONTHS            YEAR
                                                           ENDED           ENDED
                                                    MAY 31, 2000   NOV. 30, 1999
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE  (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                   40,028          77,753
 Realized Net Gain (Loss)                                (2,425)            492
 Change in Unrealized Appreciation (Depreciation)        (7,132)       (115,238)
                                                   -----------------------------
  Net Increase (Decrease) in Net Assets Resulting
     from Operations                                     30,471         (36,993)
                                                   -----------------------------
DISTRIBUTIONS
 Net Investment Income                                  (40,028)        (77,753)
 Realized Capital Gain                                      -           (14,021)
                                                   -----------------------------
  Total Distributions                                   (40,028)        (91,774)
                                                   -----------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                 173,053         458,784
 Issued in Lieu of Cash Distributions                    26,716          64,040
 Redeemed                                              (240,992)       (337,266)
                                                   -----------------------------
   Net Increase (Decrease) from Capital Share
      Transactions                                      (41,223)        185,558
--------------------------------------------------------------------------------
 Total Increase (Decrease)                              (50,780)         56,791
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                  1,545,347       1,488,556
                                                   -----------------------------
 End of Period                                       $1,494,567      $1,545,347
================================================================================
1Shares Issued (Redeemed)
 Issued                                                  16,088          40,428
 Issued in Lieu of Cash Distributions                     2,482           5,667
 Redeemed                                               (22,458)        (30,015)
                                                   -----------------------------
  Net Increase (Decrease) in Shares
     Outstanding                                         (3,888)         16,080
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

---------------------------------------------------------------------------------------------------------
                                                             CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                                                       YEAR ENDED NOVEMBER 30,
FOR A SHARE  OUTSTANDING           SIX MONTHS ENDED     -------------------------------------------------
THROUGHOUT EACH PERIOD                 MAY 31, 2000      1999      1998       1997      1996        1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $1.00     $1.00     $1.00      $1.00     $1.00       $1.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .016      .027      .031       .034      .033        .036
 Net Realized and Unrealized Gain
   (Loss) on Investments                          -         -         -          -         -           -
                                            ------------------------------------------------------------
   Total  from  Investment  Operations         .016      .027      .031       .034      .033        .036
                                            ------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.016)    (.027)    (.031)     (.034)    (.033)      (.036)
 Distributions from Realized Capital Gains        -         -         -          -         -           -
                                            ------------------------------------------------------------
   Total Distributions                        (.016)    (.027)    (.031)     (.034)    (.033)      (.036)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $1.00     $1.00     $1.00      $1.00     $1.00       $1.00
=========================================================================================================
TOTAL RETURN                                  1.61%     2.79%     3.10%      3.41%     3.32%       3.69%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $2,542    $2,286    $1,970     $1,800    $1,443      $1,202
 Ratio of Total Expenses to
   Average Net Assets                        0.17%*     0.20%     0.20%      0.18%     0.19%       0.20%
 Ratio of Net Investment Income to
   Average Net Assets                        3.19%*     2.75%     3.05%      3.35%     3.27%       3.61%
=========================================================================================================
*Annualized.

---------------------------------------------------------------------------------------------------------
                                                     CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                      YEAR ENDED NOVEMBER 30,
FOR A SHARE  OUTSTANDING           SIX MONTHS ENDED -----------------------------------------------------
THROUGHOUT EACH PERIOD                 MAY 31, 2000      1999      1998       1997      1996        1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.50    $10.95    $10.66     $10.58    $10.44       $9.64
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .247      .480      .489     .505        .508        .511
 Net Realized and Unrealized Gain
   (Loss) on Investments                      (.100)    (.450)     .290     .102        .140        .800
                                            -------------------------------------------------------------
   Total from Investment Operations            .147      .030      .779     .607        .648       1.311
                                            -------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.247)    (.480)    (.489)   (.505)      (.508)      (.511)
 Distributions from Realized Capital Gains        -         -         -    (.022)          -           -
                                            -------------------------------------------------------------
   Total Distributions                        (.247)    (.480)    (.489)   (.527)      (.508)      (.511)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.40    $10.50    $10.95   $10.66      $10.58      $10.44
=========================================================================================================
TOTAL RETURN                                  1.42%     0.27%     7.47%    5.91%       6.41%      13.88%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $1,386    $1,336    $1,006     $596        $343        $206
 Ratio of Total Expenses to
   Average Net Assets                        0.17%*     0.17%     0.19%    0.18%       0.19%       0.21%
 Ratio of Net Investment Income to
   Average Net Assets                        4.73%*     4.48%     4.52%    4.78%       4.90%       5.05%
 Portfolio Turnover Rate                       23%*        9%        2%      10%         21%         11%
=========================================================================================================
*Annualized.
---------------------------------------------------------------------------------------------------------
                                                          CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                      YEAR ENDED NOVEMBER 30,
FOR A SHARE  OUTSTANDING           SIX MONTHS ENDED -----------------------------------------------------
THROUGHOUT EACH PERIOD                 MAY 31, 2000      1999      1998       1997      1996        1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $10.81    $11.73    $11.45     $11.42    $11.27       $9.92
INVESTMENT OPERATIONS
 Net Investment Income                         .288      .563      .577       .592      .598        .602
 Net  Realized  and  Unrealized  Gain
   (Loss) on Investments                      (.070)    (.810)     .349       .121      .150       1.350
                                            -------------------------------------------------------------
   Total from Investment Operations            .218     (.247)     .926       .713      .748       1.952
                                            -------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.288)    (.563)    (.577)     (.592)    (.598)      (.602)
 Distributions  from Realized Capital Gains      -      (.110)    (.069)     (.091)       -            -
                                            -------------------------------------------------------------
   Total Distributions                        (.288)    (.673)    (.646)     (.683)    (.598)      (.602)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.74    $10.81    $11.73     $11.45    $11.42      $11.27
=========================================================================================================
TOTAL RETURN                                  2.04%    -2.22%     8.31%      6.52%     6.91%      20.11%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $1,495    $1,545    $1,489   $1,207      $1,066        $975
 Ratio of Total Expenses to
   Average Net Assets                        0.17%*     0.18%     0.19%    0.16%       0.19%       0.20%
 Ratio of Net Investment Income to
   Average Net Assets                        5.35%*     4.98%     4.98%      5.26%     5.38%       5.59%
 Portfolio Turnover Rate                       20%*       11%       15%        21%       23%         23%
=========================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Exempt Funds comprise the California Tax-Exempt Money Market Fund, California Insured Intermediate-Term Tax-Exempt Fund, and California Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A.The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. FUTURES CONTRACTS: The Insured Intermediate-Term and Insured Long-Term Tax-Exempt Funds may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). 4.
Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. 5. Other:
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B.The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At May 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                            CAPITAL CONTRIBUTED    PERCENTAGE       PERCENTAGE
                               TO VANGUARD          OF FUND       OF VANGUARD'S
CALIFORNIA TAX-EXEMPT FUND        (000)            NET ASSETS     CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                       $462               0.02%             0.5%
Insured Intermediate-Term           265               0.02              0.3
Insured Long-Term                   291               0.02              0.3
--------------------------------------------------------------------------------
The funds' trustees and officers are also directors and officers of Vanguard.

C.The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2000, custodian fee offset arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                                       EXPENSE
                                                                      REDUCTION
CALIFORNIA TAX-EXEMPT FUND                                              (000)
--------------------------------------------------------------------------------
Money Market                                                             $14
Insured Intermediate-Term                                                  8
Insured Long-Term                                                          8
--------------------------------------------------------------------------------

D.During the six months ended May 31, 2000, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                         (000)
                                       -----------------------------------------
CALIFORNIA TAX-EXEMPT FUND              PURCHASES                      SALES
--------------------------------------------------------------------------------
Insured Intermediate-Term               $198,488                     $151,625
Insured Long-Term                        142,555                      186,642
--------------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Intermediate-Term Tax-Exempt Fund and the Insured Long-Term Tax-Exempt Fund had realized losses totaling $752,000 and $4,062,000, respectively, through November 30, 1999, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes at November 30, 1999, the funds had the following capital losses available to offset future capital gains:

--------------------------------------------------------------------------------
                                                       CAPITAL LOSS
                                          --------------------------------------
                                                                    EXPIRATION
                                                                  FISCAL YEAR(S)
                                             AMOUNT                   ENDING
CALIFORNIA TAX-EXEMPT FUND                    (000)                 NOVEMBER 30
--------------------------------------------------------------------------------
Insured Intermediate-Term                    $(329)                    2006
Insured Long-Term                           (2,551)                    2007
--------------------------------------------------------------------------------

F. At May 31, 2000, net unrealized depreciation of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                          (000)
                                   ---------------------------------------------
                                    APPRECIATED    DEPRECIATED   NET UNREALIZED
CALIFORNIA TAX-EXEMPT FUND          SECURITIES     SECURITIES     DEPRECIATION
--------------------------------------------------------------------------------
Insured Intermediate-Term*           $  6,676       $(27,239)       $(20,563)
Insured Long-Term*                     30,829        (45,039)        (14,210)
--------------------------------------------------------------------------------
*See Note E.

     At May 31, 2000, the aggregate settlement value of open futures contracts expiring in June 2000 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                         (000)
                                        ----------------------------------------
CALIFORNIA                                    AGGREGATE
TAX-EXEMPT FUND/          NUMBER OF          SETTLEMENT           UNREALIZED
FUTURES CONTRACTS      LONG CONTRACTS          VALUE             APPRECIATION
--------------------------------------------------------------------------------
Insured Long-Term/
  Municipal Bond Index     285                $26,692                $666
--------------------------------------------------------------------------------

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Calvert Social Index(TM) Fund*
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund*
Energy Fund
Equity Income Fund
European Stock Index Fund*
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund*
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund*
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund LifeStrategy(R)
Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
 (California,  New Jersey,  New York, Ohio, Pennsylvania)
Tax-Exempt  Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced  Portfolio
Diversified  Value  Portfolio
Equity  Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond  Portfolio
International  Portfolio
Mid-Cap Index  Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis. The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON * Legal Department.
ROBERT A. DISTEFANO * Information Technology.
JAMES H. GATELY * Individual Investor Group.
KATHLEEN C. GUBANICH * Human Resources.
IAN A. MACKINNON * Fixed Income Group.
F. WILLIAM MCNABB, III * Institutional Investor Group.
MICHAEL S. MILLER * Planning and Development.
RALPH K. PACKARD * Chief Financial Officer.
GEORGE U. SAUTER * Quantitative Equity Group.

[SHIP LOGO]
[TH VANGUARD GROUP (R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds'
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q752 072000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.